[GRAPHIC OMITTED]
                           [LOGO CARNIVAL CORPORATION]


                                                                 March __, 2004


MICKY ARISON
Chairman of the Boards
Chief Executive Officer

To our Shareholders:

         On behalf of the boards of directors of each of Carnival Corporation and Carnival plc, it is my pleasure to invite you to attend our joint annual meetings of shareholders. As we have shareholders in both the United Kingdom and the United States, our intention is to rotate the location of the annual meetings between the United States and the United Kingdom each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our annual meetings in Southampton, England, and this year we will be holding them in New York City.

         The annual meetings will be held at Pier 88, New York City Passenger Ship Terminal in New York City on Thursday, April 22, 2004. The meetings will commence at 10:00 a.m. (New York time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. Following the annual meetings, our shareholders will have the opportunity to tour the Queen Mary 2. Details are included in our mailing materials.

         We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to one of our websites, www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided. For our UK shareholders, we will also be hosting the webcast of the annual meetings at __________ in Southampton, England. Although shareholders will not be able to vote in Southampton (they must submit a proxy as described in the Carnival plc Notice of Annual General Meeting), they will be able to submit questions to the directors in New York.

         We remind our new shareholders that, as a result of our dual listed company, or DLC, structure, the conduct of our shareholders meetings differs from practice you may be accustomed to as shareholders of other companies. Please see "QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETINGS" which begins on page __ for an overview of the main differences. In addition, because this proxy statement complies with the requirements of the U.S. Securities and Exchange Commission, the format of the information for the Carnival plc annual general meeting differs significantly from the format of the information that shareholders of UK companies are accustomed to receiving.

         You will find information regarding the matters to be voted on in the attached notices of annual meetings of shareholders and proxy statement. THE CARNIVAL CORPORATION NOTICE OF ANNUAL MEETING BEGINS ON PAGE 1 AND THE CARNIVAL PLC NOTICE OF ANNUAL GENERAL MEETING BEGINS ON PAGE 3. We are also pleased to offer most Carnival Corporation and all Carnival plc shareholders the opportunity to receive future shareholder communications electronically. By signing up for electronic delivery, shareholders can receive shareholder communications faster and can help us reduce our printing and mailing costs. Because of the DLC structure, all voting will take place on a poll (or ballot).

         Under the DLC structure, shareholders of both companies effectively vote together as a single body on most significant matters, called joint electorate actions. All of the resolutions proposed for this year's annual meetings are joint electorate actions, which means that Carnival Corporation shareholders will be asked to vote on resolutions for Carnival plc as well on resolutions for Carnival Corporation, and Carnival plc shareholders will be asked to vote on resolutions for Carnival Corporation as well on resolutions for Carnival plc. Please see "QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETINGS" which begins on page __ for a discussion of the voting procedures under the DLC structure.

         The overall results of the joint electorate vote will be announced to the media and the relevant stock exchanges and posted on the websites of Carnival Corporation and Carnival plc after both shareholder meetings have closed.

         Your vote is important. Whether or not you plan to attend the annual meetings in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meetings in person should you so choose.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" CARNIVAL CORPORATION PROPOSALS 1-7, WHICH ARE CARNIVAL PLC RESOLUTIONS 1-20.

         Thank you for your ongoing support of, and continued interest in, Carnival Corporation & plc.

                                              Sincerely,



                                              /s/ Micky Arison
                                              ---------------------
                                              Micky Arison

                                TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS..................1

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS..................3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS........8

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION....................13

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC............................16

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................23

PROPOSAL 1 (RESOLUTIONS 1-14)  ELECTION OR RE-ELECTION OF DIRECTORS...........23

PROPOSALS 2 & 3 (RESOLUTIONS 15 & 16) RATIFICATION OF INDEPENDENT CERTIFIED
       PUBLIC ACCOUNTANTS FOR CARNIVAL CORPORATION AND RE-APPOINTMENT OF
       INDEPENDENT AUDITORS FOR CARNIVAL PLC..................................25

PROPOSAL 4 (RESOLUTION 17) RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC....25

PROPOSAL 5 (RESOLUTION 18) APPROVAL OF DIRECTORS' REMUNERATION REPORT.........26

PROPOSALS 6 & 7 (RESOLUTIONS 19 & 20) APPROVAL OF LIMITS ON THE AUTHORITY
       TO ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION
       RIGHTS FOR CARNIVAL PLC................................................26

BOARD STRUCTURE AND COMMITTEE MEETINGS........................................28

COMPENSATION OF DIRECTORS.....................................................33

EXECUTIVE COMPENSATION........................................................34

OPTION GRANTS IN LAST FISCAL YEAR.............................................36

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
       OPTION VALUES..........................................................37

CARNIVAL PLC LONG-TERM INCENTIVE PLANS........................................37

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................41

EQUITY COMPENSATION PLANS.....................................................41

DEFINED BENEFIT AND OTHER PLANS...............................................43

REPORT OF THE COMPENSATION COMMITTEES.........................................46

STOCK PERFORMANCE GRAPHS......................................................48

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS......................................50

REPORT OF THE AUDIT COMMITTEES................................................52

TRANSACTIONS OF MANAGEMENT AND DIRECTORS......................................53

CHANGE IN INDEPENDENT AUDITORS................................................56


Annex A       Carnival plc UK Report and UK GAAP Summary Financial Statement
              (excluding Directors' Remuneration Report)
Annex B       Carnival plc Directors' Remuneration Report
Annex C       Audit Committee Charter
Annex D       Carnival plc Corporate Governance Report
Annex E       Environmental Policy

                               [GRAPHIC OMITTED]
                          [CARNIVAL CORPORATION LOGO]

                              3655 N.W. 87TH AVENUE
                            MIAMI, FLORIDA 33178-2428

                                _________________

          NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

                                _________________


DATE                  Thursday, April 22, 2004

TIME                  10:00 a.m. (New York time)


                      The Carnival Corporation annual meeting will start directly following the annual general meeting of Carnival plc.

PLACE Pier 88, New York City Passenger Ship Terminal 711 12th Avenue New York, New York U.S.A.

WEBCAST               www.carnivalcorp.com

ITEMS OF BUSINESS     1.   To elect and re-elect 14 directors to the boards of
                           each of Carnival Corporation and Carnival plc;

                      2. To appoint the independent auditors for Carnival plc and to ratify the selection of independent certified public accountants for Carnival Corporation;

                      3. To authorize the audit committee of Carnival plc to agree the remuneration of the independent auditors;

                      4. To receive the UK accounts and reports for Carnival plc for the financial period ended November 30, 2003 (in accordance with legal requirements applicable to UK companies);

                      5. To approve the directors' remuneration report of Carnival plc (in accordance with legal requirements applicable to UK companies);

                      6. To approve limits on the authority to allot shares by Carnival plc (in accordance with customary practice for UK companies);

                      7. To approve the disapplication of pre-emption rights for Carnival plc shares (in accordance with customary practice for UK companies);

                      8. To transact such other business as may properly come before the meeting.

RECORD DATE           You are entitled to vote your Carnival Corporation shares
                      if you were a shareholder at the close of business on February 23, 2004.

MEETING ADMISSION     Attendance at the meeting is limited to shareholders. Each
                      Carnival Corporation shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding shares in brokerage accounts ("under a street name") will need to bring a copy of a brokerage statement reflecting share ownership as of the record date.

VOTING BY PROXY       Please submit a proxy as soon as possible so that your
                      shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page __ of this proxy statement and the instructions on your proxy card.


On behalf of the Board of Directors



                                                /s/ Arnaldo Perez
                                                ----------------------------
                                                ARNALDO PEREZ
                                                SENIOR VICE PRESIDENT,
                                                GENERAL COUNSEL & SECRETARY


         A proxy statement and proxy card are enclosed. All Carnival Corporation shareholders are urged to follow the instructions attached to the proxy card and complete, sign, date and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

         This proxy statement and accompanying proxy card are being distributed on or about March __, 2004.

                                  CARNIVAL PLC
                                 CARNIVAL HOUSE
                               5 GAINSFORD STREET
                                 LONDON SE1 2NE
                                 UNITED KINGDOM

                                _________________

          NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

                                _________________


         NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at Pier 88, New York City Passenger Ship Terminal, 711 12th Avenue, in New York City, U.S.A. on April 22, 2004 at 10:00 a.m. (New York time) for the purpose of considering and, if thought fit, passing the resolutions described below:

o Resolutions 1 through 19 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

o Resolution 20 will be proposed as a special resolution. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

TO CONSIDER THE FOLLOWING RESOLUTIONS AS ORDINARY RESOLUTIONS:

ELECTION AND RE-ELECTION OF DIRECTORS

1. To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.

2. To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and as a director of Carnival plc.

3. To re-elect Robert H. Dickinson as a director of Carnival Corporation and as a director of Carnival plc.

4. To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.

5. To re-elect Pier Luigi Foschi as a director of Carnival Corporation and as a director of Carnival plc.

6. To re-elect Howard S. Frank as a director of Carnival Corporation and as a director of Carnival plc.

7. To re-elect Baroness Hogg as a director of Carnival Corporation and as a director of Carnival plc.

8. To re-elect A. Kirk Lanterman as a director of Carnival Corporation and as a director of Carnival plc.

9. To re-elect Modesto A. Maidique as a director of Carnival Corporation and as a director of Carnival plc.

10. To elect John P. McNulty as a director of Carnival Corporation and as a director of Carnival plc.

11. To re-elect Peter Ratcliffe as a director of Carnival Corporation and as a director of Carnival plc.

12. To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.

13. To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.

14. To re-elect Uzi Zucker as a director of Carnival Corporation and as a director of Carnival plc.

RE-APPOINTMENT AND REMUNERATION OF CARNIVAL PLC AUDITOR AND RATIFICATION OF CARNIVAL CORPORATION AUDITOR

15. To appoint PricewaterhouseCoopers LLP as independent auditors of Carnival plc for the period commencing upon the conclusion of the meeting until the conclusion of the next general meeting at which the accounts of Carnival plc are laid and to ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants of Carnival Corporation for the period commencing upon the conclusion of the meeting until the conclusion of the next annual meeting of Carnival Corporation after the date on which this resolution is passed.

16. To authorize the audit committee of the board of directors of Carnival plc to agree the remuneration of the independent auditors.

ACCOUNTS AND REPORTS

17. To receive the UK accounts of Carnival plc and the reports of the directors and the auditors of Carnival plc for the financial period ended November 30, 2003.

DIRECTORS' REMUNERATION REPORT

18. To approve the directors' remuneration report of Carnival plc as set out in the accounts and the reports of the directors and the auditors for the financial period ended November 30, 2003.

ALLOTMENT OF SHARES

19. THAT the authority and power conferred on the directors by Article 30 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the section 80 amount shall be U.S. $[25,000,452].

TO CONSIDER THE FOLLOWING RESOLUTION AS A SPECIAL RESOLUTION:

DISAPPLICATION OF PRE-EMPTION RIGHTS

20. THAT subject to passing ordinary resolution 20 set out in the notice, the power conferred on the directors by Article 31 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the section 89 amount shall be U.S. $[17,499,977].

By Order of the Board                                 Registered Office:

Arnaldo Perez                                         Carnival House
Company Secretary                                     5 Gainsford Street
                                                      London  SE1 2NE

March 1, 2004                                         United Kingdom

                                                      Registered Number 4039524

VOTING ARRANGEMENTS FOR CARNIVAL PLC SHAREHOLDERS

         Carnival plc shareholders can vote in either of two ways:

o by attending the meeting and voting in person or by attorney or, in the case of corporate shareholders, by corporate representatives; or

o by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this notice of annual general meeting.

VOTING IN PERSON (OR BY ATTORNEY)

         If you come to the annual general meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly. If you appoint an attorney to attend instead of you he or she should bring an original or certified copy of the power of attorney under which you have authorized them to attend and vote.

         In order to attend and vote at the annual general meeting, a corporate shareholder may appoint an individual to act as its representative. The appointment must comply with the requirements of the Companies Act 1985. The representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, you would need to fax your Letter of Representation to Carnival plc's registrar, Lloyds TSB Registrars, on (0)1903 833085 from within the UK or +44 1903 833085 from elsewhere.

         Please note that there will be a live webcast of the Carnival plc annual general meeting and the Carnival Corporation annual meeting, which you can listen to at _____________, Southampton, England, from 3:00 p.m. (London time). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors. Please note further that only shareholders attending the meetings to be held in New York will be able to vote in person. Accordingly, Carnival plc shareholders attending the webcast of the meetings in Southampton will need to submit a proxy (see below) to make their vote count.

VOTING BY PROXY

         A shareholder entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and (on a poll) vote instead of him. A proxy need not be a shareholder of Carnival plc.

         To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, UK as soon as possible and in any event no later than 3:00 p.m. (UK time) on April 20, 2004.

Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.

         In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of members of Carnival plc in respect of the relevant joint holding.

         In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a "CREST Proxy Instruction") must be properly authenticated in accordance with CRESTCo's specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or to an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer's agent (ID 7RA01) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer's agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

         CREST members and, where applicable, their CREST sponsors or voting service providers should note that CRESTCo does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

         Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

SHAREHOLDERS WHO ARE ENTITLED TO VOTE

         Carnival plc, pursuant to Regulation 41of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 11:00 p.m. on April 20, 2004 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11:00 p.m. on April 20, 2004 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

DOCUMENTS AVAILABLE FOR INSPECTION

         Copies of the following documents will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting:

o the register of interests of directors in the share capital of Carnival plc; and

o copies of all service agreements (including letters of appointment) between each director and Carnival plc.

                                      * * *

         There are 20 Resolutions that require shareholder approval at the annual meetings this year. The directors unanimously recommend that you vote in favour of Resolutions 1-20 (inclusive), and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

                              QUESTIONS AND ANSWERS
                ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS


Q:       WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors of each of Carnival Corporation and Carnival plc (together, "Carnival Corporation & plc," "we" or "us") is providing these proxy materials to you in connection with our joint annual meetings of shareholders on Thursday, April 22, 2004. The annual meetings will be held at Pier 88, New York City Passenger Ship Terminal, 711 12th Avenue, in New York City. The meetings will commence at 10:00 a.m. (New York time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. For our UK shareholders, we will be hosting the webcast of the annual meeting at [__________] in Southampton, England. Shareholders in Southampton will be able to submit questions to the directors in New York, but will not be able to vote at that meeting.

Q:       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of directors and our most highly paid executive officers and certain other information required by U.S. Securities and Exchange Commission rules applicable to both companies. We have attached as Annexes A, B and D to this proxy statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. Annex C is the charter of our Audit Committees (as revised on January 19, 2004) and Annex E is our Environmental Policy.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT EACH OF THE MEETINGS?

A: The proposals to be voted on at each of the meetings are set out in the notices of meetings starting on pages 1 and 3 of this proxy statement.

Q:       WHAT IS THE VOTING RECOMMENDATION OF THE BOARDS OF DIRECTORS?

A: Your boards of directors recommend that you vote "FOR" all of the proposals described in this proxy statement.

Q:       HOW DOES THE DLC STRUCTURE AFFECT MY VOTING RIGHTS?

A: On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called "joint electorate actions." Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called "class rights actions." These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these annual meetings are joint electorate actions, and there are no class rights actions.

Q:       GENERALLY, WHAT ACTIONS ARE JOINT ELECTORATE ACTIONS?

A: Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

         o the appointment, removal or re-election of any director of either or both companies;

         o if required by law, the receipt or adoption of the annual accounts of both companies;

         o the appointment or removal of the independent auditors of either company;

         o        a change of name by either or both companies; or

         o the implementation of a mandatory exchange of Carnival plc shares for Carnival Corporation shares based on a change in tax laws, rules or regulations.

         The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the "equalization ratio." Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

Q:       HOW ARE JOINT ELECTORATE ACTIONS VOTED ON?

A:       Joint electorate actions are voted on as follows:

         o Carnival plc shareholders vote at the annual general meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot) which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

         o Carnival Corporation shareholders vote at the Carnival Corporation annual meeting (whether in person or by proxy). Voting is by ballot (or on a poll) which remains open for sufficient time to allow the vote at the Carnival plc meeting to be held and reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

         A joint electorate action is approved if it is approved by:

         o a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution if required by applicable law and regulations or Carnival plc's articles) by the holders of Carnival plc's shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

         o a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

         o a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been "cast" for this purpose.


Q:       HOW ARE THE DIRECTORS OF EACH COMPANY ELECTED OR RE-ELECTED?

A: Resolutions relating to the election or re-election of directors are considered as joint electorate actions. No person may be a member of the board of directors of Carnival Corporation or Carnival plc without also being a member of the board of directors of the other company. There are 14 nominees for election or re-election to the board of directors of each company this year. Each nominee currently serves as a director of Carnival Corporation and Carnival plc. All directors are to be elected or re-elected to serve until the next annual meetings and until their successors are elected.

Q:       WHAT VOTES ARE REQUIRED TO ELECT DIRECTORS OR APPROVE THE OTHER
         PROPOSALS?

A: Proposal 7 (which is Resolution 20) is required to be approved by 75% of the combined votes cast at both meetings.

         Each of the other proposals, including the election or re-election of directors, requires the approval of a majority of the combined votes cast at both meetings. Abstentions (including votes withheld) and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present.

         If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in "HOW IS THE QUORUM DETERMINED?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for purposes of calculating the vote.

Q:       GENERALLY, WHAT ARE PROCEDURAL RESOLUTIONS?

A: Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on "procedural resolutions." The chairman of each of the meetings will determine whether a resolution is a procedural resolution.

         To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

         o that certain people be allowed to attend or be excluded from attending the meeting;

         o that discussion be closed and the question put to the vote (provided no amendments have been raised);

         o that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

         o to proceed with matters in an order other than that set out in the notice of the meeting;

         o        to adjourn the debate (for example, to a subsequent meeting);
                  and

         o        to adjourn the meeting.


Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The voting results will be announced to the media and the relevant stock exchanges and posted on the website of Carnival Corporation (www.carnivalcorp.com) and Carnival plc (www.carnivalplc.com), after both shareholder meetings have closed. The results will also be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2004 ending May 31, 2004.

Q:       WHAT IS THE QUORUM REQUIREMENT FOR THE MEETINGS?

A: The quorum requirement for holding the meetings and transacting business at the meetings is one-third of the total votes of all shareholders of both companies entitled to be voted. Shareholders may be present in person (or by attorney) or represented by proxy at the meetings.

Q:       HOW IS THE QUORUM DETERMINED?

A: For purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for purposes of determining whether a quorum exists at such meeting.

         In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

         Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: IS MY VOTE CONFIDENTIAL? A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our boards of directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:       WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETINGS?

A: We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:       CAN I VIEW THE PROXY MATERIALS ELECTRONICALLY?

A: This proxy statement will be posted on our websites at www.carnivalcorp.com and www.carnivalplc.com. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q: WHAT REPORTS ARE FILED BY CARNIVAL CORPORATION AND CARNIVAL PLC WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND HOW CAN I OBTAIN COPIES?

A: We file joint annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the U.S. Securities and Exchange Commission. Copies of the Carnival Corporation & plc annual report on Form 10-K for the year ended November 30, 2003 (not including documents incorporated by reference), as well as any quarterly reports on Form 10-Q or current reports on Form 8-K, as filed with the U.S. Securities and Exchange Commission can be viewed or obtained without charge through the U.S. Securities and Exchange Commission's website www.sec.gov (under Carnival Corporation or Carnival plc) or at one of our websites, www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 or Carnival plc, Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:       MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETINGS?

A: Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival plc's governing documents and UK law) may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year's annual meetings, the written proposals must be received by our Secretary no later than November 7, 2004. Such proposals also will need to comply with U.S. Securities and Exchange Commission regulations and UK corporate law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year's meetings, but not included in our proxy statement, must be submitted in writing by January 21, 2005.

Q:       MAY I NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may propose director candidates for consideration by our board's Nominating & Governance Committee. In order to have a nominee considered by the Nominating & Governance Committee for election at the 2005 annual meetings you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than November 7, 2004. Any such recommendation must include:

         o        the name and address of the candidate;

         o a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the factors referred to below in "BOARD STRUCTURE AND COMMITTEE MEETINGS -- NOMINATIONS OF DIRECTORS"; and

         o the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

           QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

         Carnival plc shareholders should refer to the "QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC" beginning on page __.

Q:       WHAT CARNIVAL CORPORATION SHARES OWNED BY ME CAN BE VOTED?

A: All Carnival Corporation shares owned by you as of February 23, 2004, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation's Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner though a stockbroker, bank or other nominee.

Q:       WILL I BE ASKED TO VOTE AT THE CARNIVAL PLC ANNUAL MEETING?

A: No. Your vote at the Carnival Corporation annual meeting, for purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel annual meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         SHAREHOLDER OF RECORD

         If your shares are registered directly in your name with Carnival Corporation's transfer agent, SunTrust Bank, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. Carnival Corporation has enclosed a proxy card for you to use.

         BENEFICIAL OWNER

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:.      HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

         Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instruction card included by your broker or nominee.

Q:       HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES WITHOUT ATTENDING THE
         MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

         In most instances, where your shares are held in street name, you will be able to do this over the Internet at www.proxyvote.com, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:       CAN I CHANGE MY VOTE?

A: You may change your proxy instruction at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
         INSTRUCTION CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions on each proxy or voting card you receive and mail each, as directed.

Q:       WHO CAN ATTEND THE CARNIVAL CORPORATION MEETING?

A: All Carnival Corporation shareholders of record as of February 23, 2004, or their duly appointed proxies, may attend and vote at the meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.

         If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 23, 2004 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q: WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL CORPORATION MEETING?

A: Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 23, 2004, the record date, is entitled to one vote at the annual meeting. On the record date, Carnival Corporation had approximately ____________ shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:       HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. In the election of directors, a vote "withheld" on the Carnival Corporation proxy card has the same effect as a vote against the indicated nominee or nominees. You may vote "FOR," "AGAINST" or "ABSTAIN" for each of the other proposals. If you "ABSTAIN," it has no effect on the outcome of the votes, although abstentions will be counted for purposes of determining if a quorum is present for joint electorate actions. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the boards of directors.

Q:       WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposals described in this proxy statement, Carnival Corporation does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, our Chairman of the board and Chief Executive Officer, and Arnaldo Perez, Carnival Corporation's Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the boards of directors.

Q:       WHO WILL COUNT THE VOTE?

A: A representative of SunTrust Bank, our transfer agent, will tabulate the votes and act as the inspector of elections.

               QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

         Carnival Corporation shareholders should refer to "QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION" beginning on page __.

Q: WHO IS ENTITLED TO ATTEND AND VOTE AT THE ANNUAL GENERAL MEETING OF CARNIVAL PLC?

A: If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 11:00 p.m. (UK time) on April 20, 2004, you will be entitled to attend in person and vote at the annual general meeting to be held in New York City, U.S.A. in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint one or more proxies to attend and (on a poll) vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting to be held in New York City, U.S.A. For further details regarding appointing a proxy or corporate representative please see below.

         We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to one of our websites, www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided. For your convenience, we will also be hosting a live webcast of the Carnival plc annual general meeting and the Carnival Corporation annual meeting which you can listen to at _____________, Southampton, England, from 3:00 p.m. (London time). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors. Please note further that only shareholders attending the meetings to be held in New York will be able to vote in person. Carnival plc shareholders attending the webcast of the meetings in Southampton will need to submit a proxy to make their vote count.

Q:       WILL I BE ASKED TO VOTE AT THE CARNIVAL CORPORATION ANNUAL MEETING?

A: No. Your vote at the Carnival plc annual general meeting, for purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel annual meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q: HOW DO I VOTE MY CARNIVAL PLC SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING?

A: You may vote your Carnival plc shares at the annual general meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc's registrar, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, by not later than 3:00 p.m. (UK time) on April 20, 2004. Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system, please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the annual general meeting and voting in person should you wish to do so.

         If you are a corporation you can vote your Carnival plc shares at the annual general meeting by appointing a corporate representative. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the annual meeting more efficient. In order to pre-register you would need to fax your Letter of Representation to Carnival plc's registrar, Lloyds TSB Registrars, on 01903 833085 from within the UK or +44 1903 833085 from elsewhere.

         Corporate representatives themselves are urged to arrive at least two hours before commencement of the annual general meeting to assist Carnival plc's registrar with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc's registrar.

Q:       CAN I CHANGE MY VOTE GIVEN BY PROXY OR BY MY CORPORATE REPRESENTATIVE?

A: Yes, in certain circumstances. You may change your proxy vote by either completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc's registrars by no later than 3:00 p.m. (UK time) on April 20, 2004, or by attending and voting in person at the annual general meeting. If you do not attend and vote in person at the annual general meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc's registrars at least three hours before the start of the annual general meeting.

Q:       WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL PLC
         MEETING?

A: Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 20, 2004, is (on a poll) entitled to one vote at the annual general meeting.

Q:       HOW ARE VOTES COUNTED?

A: You may vote "FOR," "AGAINST" or "WITHHOLD" your vote for each of the resolutions. If you "WITHHOLD," it has no effect on the outcome of the votes, although withheld votes will be counted for purposes of determining if a quorum is present for joint electorate actions.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of 5% or more of the 630,589,093 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of January 26, 2004, (2) all persons known by us to be the beneficial owners of 5% or more of the 210,846,364 ordinary shares of Carnival plc outstanding as of January 26, 2004 (41,679,877 of which are owned by Carnival Corporation and have no voting rights), (3) each of our executive officers named in the Executive Compensation Table which appears elsewhere in this proxy statement, (4) each of our other directors and (5) all directors and executive officers as a group.

         Micky Arison, Chairman of the board and Chief Executive Officer of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 32% of the combined voting power of Carnival and have informed us that they intend to cause all such shares to be voted in favor of the 14 nominees to the boards of directors named in this proxy statement and in favor of Proposals 2 through 7 listed in the accompanying Carnival Corporation Notice of Meeting. The table begins with ownership of the Principal Shareholders. See footnote (2) below for a description of the group comprised of members of the Arison family and other persons and entities affiliated with them.

         The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual would have the right to acquire as of April 23, 2004 (60 days after the Carnival Corporation record date of February 23, 2004) through the conversion of a convertible security or the exercise of any stock option or other right.

                                                     BENEFICIAL OWNERSHIP TABLE

                                                                                           AMOUNT AND
                                                                                            NATURE OF
                                                    AMOUNT AND NATURE      PERCENT OF      BENEFICIAL
                                                      OF BENEFICIAL         CARNIVAL      OWNERSHIP OF     PARENT OF     PERCENT OF
                                                       OWNERSHIP OF        CORPORATION    CARNIVAL PLC    CARNIVAL PLC    COMBINED
    NAME AND ADDRESS OF BENEFICIAL OWNERS          CARNIVAL CORPORATION      COMMON         ORDINARY        ORDINARY       VOTING
           OR IDENTITY OF GROUP (1)               SHARES AND TRUST SHARES     STOCK          SHARES          SHARES        POWER**
------------------------------------------------------------------------------------------------------------------------------------
Micky Arison..................................        215,524,628(2)(4)       34.1%            0                0           26.9%

Shari Arison..................................          7,353,908(2)(5)        1.0%            0                0             ***
     c/o The Ted Arison Family
     Foundation, USA Inc.
     3655 N.W. 87 Avenue
     Miami, Florida 33178

James M. Dubin................................        144,372,330(2)(20)      22.9%            0                0           18.1%
     c/o Paul, Weiss, Rifkind, Wharton &
     Garrison LLP
     1285 Avenue of the Americas
     New York, New York  10019

MA 1994 B Shares, L.P.........................        106,114,284(2)(6)       16.8%            0                0           13.3%

MA 1994 B Shares, Inc.........................        106,114,284(2)(6)       16.8%            0                0           13.3%

JMD Delaware, Inc.............................        106,114,284(2)(10)      16.8%            0                0           13.3%
     as Trustee for the Micky Arison 1994
     "B" Trust

MA 1997 Holdings, L.P.........................          2,102,187(2)(7)         ***            0                0             ***

MA 1997 Holdings, Inc.........................          2,102,187(2)(7)         ***            0                0             ***

JMD Delaware, Inc.............................          2,102,187(2)(7)         ***            0                0             ***
     as Trustee for the Micky Arison 1997
     Holdings Trust

Ted Arison 1992 Irrevocable Trust for                  44,925,330(2)(12)       7.1%            0                0            5.6%
     Lin No. 2................................
     23-25 Broad Street
     P.O. Box 6, St. Helier
     Jersey  JE4 8ND
     Channel Islands

Shari Arison Irrevocable Guernsey Trust.......          5,102,708(2)(3)         ***            0                0             ***
     St. James Chambers, Athol Street
     Douglas, Isle of Man

Ted Arison 1994 Irrevocable Trust For Shari            76,599,525(2)(10)      12.2%            0                0            9.6%
     Shari No. 1..............................
     P.O. Box 728, 38
     Esplanade, St. Helier,
     Jersey JE4-8ZT
     Channel Islands

                                                                                           AMOUNT AND
                                                                                            NATURE OF
                                                    AMOUNT AND NATURE      PERCENT OF      BENEFICIAL
                                                      OF BENEFICIAL         CARNIVAL      OWNERSHIP OF     PARENT OF     PERCENT OF
                                                       OWNERSHIP OF        CORPORATION    CARNIVAL PLC    CARNIVAL PLC    COMBINED
    NAME AND ADDRESS OF BENEFICIAL OWNERS          CARNIVAL CORPORATION      COMMON         ORDINARY        ORDINARY       VOTING
           OR IDENTITY OF GROUP (1)               SHARES AND TRUST SHARES     STOCK          SHARES          SHARES        POWER**
------------------------------------------------------------------------------------------------------------------------------------
John J. O'Neil................................        121,539,855(3)(11)      20.1%            0                0           15.8%
     c/o Paul, Weiss, Rifkind,
     Wharton & Garrison LLP
     1285 Avenue of the Americas
     New York, New York  10019

JMD Protector, Inc............................        123,313,770(2)(12)      19.6%            0                0           15.4%
     c/o Paul, Weiss, Rifkind,
     Wharton & Garrison LLP
     1285 Avenue of the Americas
     New York, New York  10019

JMD Delaware, Inc. ...........................          4,000,000               ***            0                0             ***
     as Trustee for the Micky Arison 2003 GRAT

JMD Delaware, Inc.............................          2,124,560(2)(3)         ***            0                0             ***
     as Trustee for the Continued Trust for
     Micky Arison

JMD Delaware, Inc.............................          3,759,010(2)(3)         ***            0                0             ***
     as Trustee for the Continued Trust for
     Shari Arison Dorsman
     c/o The Ted Arison Family Foundation
     USA, Inc.
     3655 N.W. 87 Avenue
     Miami, Florida 33178

JMD Delaware, Inc.............................          4,759,010(2)(3)         ***            0                0             ***
     as Trustee for the Continued Trust for
     Michael Arison

JMD Delaware, Inc.............................          1,000,000(2)            ***            0                0             ***
     as Trustee for the Michael Arison 1999
     Irrevocable Delaware Trust

MBA I, L.P....................................          1,432,440(2)(12)        ***            0                0             ***

Marilyn Arison 2003 Trust.....................
                                                   1,432,440(2)(3)(12)

TAMMS Investment Company Limited                        3,653,168(3)            ***            0                0             ***
     Partnership..............................

TAMMS Management Corporation..................          3,653,168(3)            ***            0                0             ***

The Ted Arison Family Foundation USA, Inc.....          2,250,000(3)            ***            0                0             ***
     3655 N.W. 87 Avenue
     Miami, Florida  33178

Robert H. Dickinson...........................            737,933(14)           ***            0                0             ***

Pier Luigi Foschi.............................             60,000(15)           ***            0                0             ***

Howard S. Frank...............................            810,738(16)           ***            0                0             ***

A. Kirk Lanterman.............................            170,637(17)           ***            0              ***             ***
     c/o Holland America Line Inc.
     300 Elliott Avenue
     West Seattle, Washington 98119

Ambassador Richard G. Capen, Jr...............             45,002(18)           ***            0                0             ***
     6077 San Elijo Rancho
     Santa Fe, California 92067

Arnold W. Donald..............................              9,000(19)           ***            0                0             ***
     c/o Merisant Company
     1 North Brentwood Blvd. Suite 510
     Clayton, Missouri  63105

Baroness Hogg.................................                  0               ***        1,874              ***             ***
     c/o 3i Group plc
     91 Waterloo Road
     London  SE1 8XP
     United Kingdom

Modesto A. Maidique...........................             21,200 (21)          ***            0                0             ***
     c/o Florida International University
     Office of the President
     University Park Campus
     107th Avenue and S.W. 8th Street
     Miami, Florida  33199

John P. McNulty...............................                  0
     P.O. Box 725
     Short Hills, N.J. 07078

Sir John Parker...............................                  0               ***        3,004              ***             ***
     c/o National Grid Transco plc
     1-3 Strand
     London  WC2N 5EH
     England

Peter Ratcliffe...............................             17,974(22)           ***       67,736(23)          ***             ***
     c/o Princess Cruise Lines
     24200 Magic Mountain Parkway
     Santa Clarita, CA 91355

Stuart Subotnick..............................              9,200(24)           ***            0                0             ***
     c/o Metromedia Company
     810 7th Avenue, 29th Floor
     New York, New York  10019

Uzi Zucker....................................             67,200(25)           ***            0                0             ***
     870 5th Avenue
     New York 10021

                                                                                           AMOUNT AND
                                                                                            NATURE OF
                                                    AMOUNT AND NATURE      PERCENT OF      BENEFICIAL
                                                      OF BENEFICIAL         CARNIVAL      OWNERSHIP OF     PARENT OF     PERCENT OF
                                                       OWNERSHIP OF        CORPORATION    CARNIVAL PLC    CARNIVAL PLC    COMBINED
    NAME AND ADDRESS OF BENEFICIAL OWNERS          CARNIVAL CORPORATION      COMMON         ORDINARY        ORDINARY       VOTING
           OR IDENTITY OF GROUP (1)               SHARES AND TRUST SHARES     STOCK          SHARES          SHARES        POWER**
------------------------------------------------------------------------------------------------------------------------------------
Capital Research and Management Company.......         38,362,900(26)           6.1%           0                0            4.8%
     333 South Hope Street
     Los Angeles, California  90071

FMR Corp. and Fidelity International Limited                    0                 0   16,932,819(27)          8.0%           2.1%
     and their direct and indirect
     subsidiaries.............................
     82 Devonshire Street
     Boston
     MA C2109-3614

All directors and executive officers as a
     group (21 persons)                               217,906,228(28)          34.5      262,632              ***           27.2%

----------

* As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the "Trust"), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol "CCL." Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

** As a result of the DLC structure, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

*** Less than one percent.

(1) The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178-2428. The address of all other entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.

(2) Micky Arison and the other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 42% of the voting power of Carnival Corporation and approximately 32% of the combined voting power. The Principal Shareholders have filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock and trust shares (representing a beneficial interest in a special voting share) held by such persons.

(3) TAMMS Investment Company Limited Partnership ("TAMMS") owns 3,653,168 shares of common stock. TAMMS' general partner is TAMMS Management Corporation ("TAMMS Corp."), which is wholly-owned by MBA I, L.P. ("MBA I"). TAMMS' limited partners are various trusts established for the benefit of certain members of Micky Arison's family, including Shari Arison (the "Family Trusts"). By virtue of the limited partnership agreement of TAMMS, TAMMS Corp. may also be deemed to beneficially own such 3,653,168 shares of common stock. By virtue of its interest in TAMMS, JMD Delaware, Inc., JJO Delaware, Inc. and Balluta Limited as trustees of certain of the Family Trusts, may be deemed to beneficially own the portion of the 3,653,168 shares of common stock held by TAMMS which corresponds to their partnership interest in TAMMS. Such amounts are included in the number of shares set forth next to its name in the table above. Because of authority granted under the trust instrument for the Marilyn B. Arison 2003 Trust (the "Marilyn Arison 2003 Trust"), Micky Arison may be deemed to beneficially own the 1,032,440 shares held by the Marilyn Arison 2003 Trust by virtue of the limited partnership interest of MBA I in TAMMS. Because of his position as President and Treasurer of TAMMS Corp., Micky Arison may be deemed to beneficially own the remaining 2,620,728 shares of common stock owned by TAMMS; however, Micky Arison disclaims beneficial ownership of the 2,620,728 shares which are beneficially owned by TAMMS. Accordingly, Micky Arison has not reported beneficial ownership of any of the shares owned by TAMMS.

(4) Includes (i) 552,000 shares of common stock issuable to Micky Arison upon his exercise of stock options granted to him in January 1998, 1999, 2000 and 2001, October 2001 and December 2002, (ii) 2,102,187 shares of common stock held by the MA 1997 Holdings, L.P., (iii) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (iv) 92,627,139 shares of common stock held by the Ted Arison 1992 Irrevocable Trust for Lin No. 2, Ted Arison 1994 Irrevocable Trust For Shari No. 1 and the Michael Arison 1999 Irrevocable Delaware Trust by virtue of the authority granted to Micky Arison under the last will of Ted Arison, (v) 12,696,578 shares of common stock held by The 1997 Irrevocable Trust for Micky Arison and (vi) 1,432,440 shares of common stock held by the Marilyn Arison 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Micky Arison.

(5) Under the terms governing the Shari Arison Irrevocable Guernsey Trust, Shari Arison has the sole right to vote and shares the right to direct the sale of the 4,000,000 shares of common stock held directly by such trust and the 1,102,708 shares of common stock held by TAMMS which corresponds to such trust's respective ownership interest in TAMMS. In addition, the shares described above include 2,250,000 shares owned by The Ted Arison Family Foundation USA, Inc. (the "Foundation") and 1,200 shares of common stock owned by Shari Arison's children. Because Shari Arison is Chairman and President of the Foundation, she may be deemed to beneficially own the common stock held by the Foundation. Shari Arison disclaims beneficial ownership of the shares owned by the Foundation and her children.

(6) MA 1994 B Shares, L.P. ("MA 1994, L.P.") owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. ("MA 1994, Inc."), which is wholly-owned by the Micky Arison 1994 "B" Trust, a trust established for the benefit of Micky Arison and his heirs (the "B Trust"). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Micky Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of Micky Arison's interest in the B Trust and the B Trust's interest in MA 1994, L.P., Micky Arison may be deemed to beneficially own all such 106,114,284 shares of common stock. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(7) MA 1997 Holdings, L.P. ("MA 1997, L.P.") owns 2,102,187 shares of common stock. The general partner of MA 1997, L.P. is MA 1997 Holdings, Inc. ("MA 1997, Inc."), which is wholly-owned by the Micky Arison 1997 Holdings Trust, a trust established for the benefit of Micky Arison and his heirs (the "MA 1997 Trust"). The sole limited partner of MA 1997, L.P. is the MA 1997 Trust. By virtue of the limited partnership agreement of MA 1997, L.P., MA 1997, Inc. may be deemed to beneficially own all of such 2,102,187 shares of common stock. By virtue of the MA 1997 Trust's interest in MA 1997, L.P., the MA 1997 Trust may be deemed to beneficially own all such 2,102,187 shares of common stock. Under the terms of the instrument governing the MA 1997 Trust, Micky Arison has the sole right to vote the common stock indirectly held by the MA 1997 Trust. The trustee of the MA 1997 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(8) Coutts (Jersey) Limited, JMD Delaware, Inc. and JJO Delaware, Inc. act as co-trustees for the Ted Arison Irrevocable Trust for Lin No. 2.

(9) Balluta Limited, JMD Delaware, Inc. and JJO Delaware, Inc. act as co-trustees for the Shari Arison Irrevocable Guernsey Trust.

(10) Cititrust (Jersey) Limited, JMD Delaware, Inc. and JJO Delaware, Inc. act as co-trustees for the Ted Arison 1994 Irrevocable Trust for Shari No. 1.

(11) By virtue of being the sole shareholder of JJO Delaware, Inc., Mr. O'Neil may be deemed to own the aggregate of 126,627,563 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership.

(12) JMD Protector, Inc., a Delaware corporation, is the protector of the Ted Arison 1994 Irrevocable Trust for Shari No. 1, the Ted Arison 1992 Irrevocable Trust for Lin No. 2 and the Ted Arison Charitable Trust and has certain voting and dispositive rights with respect to the common stock held by such trusts.

(13) MBA I owns 400,000 shares of common stock and a limited partnership interest in TAMMS (See Note 2 above). MBA I may be deemed to own 1,032,440 shares of common stock held by TAMMS which corresponds to its respective partnership interest in TAMMS and TAMMS Corp. The Marilyn Arison 2003 Trust owns a controlling interest in MBA I; therefore, the Marilyn Arison 2003 Trust be deemed to beneficially own all such 1,432,440 shares of common stock.

(14) Includes 371,200 shares of common stock issuable to Mr. Dickinson upon his exercise of stock options granted to him in August 1997, 1998, 1999, 2000 and 2001 and January and October 2001. Also includes 364,551 shares of common stock owned by Dickinson Enterprises Limited Partnership (the "Dickinson Partnership"). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the "Dickinson Trust"). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(15) Represents shares of common stock issuable to Mr. Foschi upon his exercise of stock options granted to him in January and October 2001 and December 2000.

(16) Includes (i) 460,000 shares of common stock issuable to Mr. Frank upon his exercise of stock options granted to him in January 1998, 1999, 2000 and 2001, October 2001 and December 2002 and (ii) 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(17) Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).

(18) Includes 27,200 shares of common stock issuable to Mr. Capen upon his exercise of stock options granted to him in April 1999 and 2001, October 2001 and December 2002. Also includes 17,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Mr. Capen's wife as to which he disclaims beneficial ownership.

(19) Includes 7,200 shares of common stock issuable to Mr. Donald upon his exercise of stock options granted to him in April and October 2001 and December 2002. Also includes 1,800 shares owned by The Arnold and Hazel Donald Charitable Trust (Mr. Donald is trustee).

(20) By virtue of being the sole shareholder of JMD Delaware, Inc., JMD Protector, Inc. and Balluta Limited and the sole trustee of the Marilyn Arison 2003 Trust, Mr. Dubin may be deemed to own the aggregate of 144,372,330 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership.

(21) Includes 21,200 shares of common stock issuable to Dr. Maidique upon his exercise of stock options granted to him in April 1999 and 2001.

(22) Includes 13,892 shares held by Mr. Ratcliffe's wife.

(23) Includes 54,432 shares held by Mr. Ratcliffe's wife.

(24) Includes 7,200 shares of common stock issuable to Mr. Subotnick upon his exercise of stock options granted to him in April and October 2001 and December 2002.

(25) Includes 7,200 shares of common stock issuable to Mr. Zucker upon his exercise of stock options granted to him in April and October 2001 and December 2002.

(26) As reflected in Amendment No. 2 to Schedule 13G, dated February 10, 2003, as filed with the U.S. Securities and Exchange Commission.

(27) Based on notifications to Carnival plc of interests of 3% or more in the share capital of Carnival plc as required by the Companies Act 1985.

(28) Includes an aggregate of 1,949,294 shares of common stock issuable to directors and executive officers upon their exercise of previously granted stock options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of Forms 3 and 4 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to Carnival to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "reporting person") that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2003, with the exception of one late report for the Coutts (Jersey) Limited and two late reports for Peter Ratcliffe.


                         PROPOSAL 1 (RESOLUTIONS 1-14)
                      ELECTION OR RE-ELECTION OF DIRECTORS

         The DLC structure requires the boards of Carnival plc and Carnival Corporation to be identical. Shareholders are required to approve the election or re-election of directors to each board. There are 14 nominees for election or re-election to each board of directors. Each nominee currently serves as a director of both companies. All directors are to be elected or re-elected to serve until the next annual meeting and until their successors are elected.

         With respect to each nominee set forth below, the information presented includes such person's age, the month and year in which such person first became a director, any other position held with Carnival Corporation and Carnival plc, such person's principal occupations during the past five years and any directorships held by such nominee in public or certain other companies.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

         MICKY ARISON, age 54, has been Chairman of the board of directors of Carnival Corporation since October 1990 and a director since June 1987. He became a director and Chairman of the board of directors of Carnival plc in April 2003. He has been Chief Executive Officer of Carnival Corporation since 1979 and became Chief Executive Officer of Carnival plc in April 2003.

         AMBASSADOR RICHARD G. CAPEN, JR., age 69, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the board of directors of the Fixed Income Funds of The Capital Group, the New Economy Fund and Smallcap World Fund.

         ROBERT H. DICKINSON, age 61, has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. Since May 2003, Mr. Dickinson has served as President and Chief Executive Officer of CCL. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of CCL. Mr. Dickinson was Senior Vice President-Sales and Marketing of the Carnival Cruise Lines division of Carnival Corporation ("CCL") from 1979 through May 1993.

         ARNOLD W. DONALD, age 49, has been a director of Carnival Corporation since January 2001 and a director of Carnival plc since April 2003. Since March 2000, Mr. Donald has been the Chairman and Chief Executive Officer of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal(R) and Canderel(R) brands. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and president of its nutrition and consumer sector. Prior to that he was President of Monsanto Company's agricultural sector. He is a member of the board of directors of Belden, Inc., Crown Cork & Seal Company, Inc., The Laclede Group, Oil-Dri Corporation of America and The Scotts Company.

         PIER LUIGI FOSCHI, age 57, has been a director of Carnival Corporation and of Carnival plc since April 2003. He has been Chief Executive Officer of Costa Crociere S.p.A. ("Costa"), a subsidiary of Carnival Corporation, since October 1997 and chairman of its board since January 2000. From 1974 to 1997, he held senior positions with OTIS, a world leader in the field of elevators, which is a subsidiary of United Technologies Corporation, and from 1990-1997 he was Executive Vice President of Otis's Asia-Pacific operations.

         HOWARD S. FRANK, age 63, has been Vice Chairman of the board of directors of Carnival Corporation since October 1993 and a director since April 1992. He has been a director, Vice Chairman of the board of directors and Chief Operating Officer of Carnival plc since April 2003. He was appointed Chief Operating Officer of Carnival Corporation in January 1998. From July 1989 to January 1998, he was Chief Financial Officer and Chief Accounting Officer of Carnival Corporation. From July 1975 through June 1989, he was a partner with Price Waterhouse.

         BARONESS HOGG, age 57, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. She is Chairman of 3i Group Plc and Frontier Economics Ltd. and Deputy Chairman of GKN plc. Sarah Hogg was Head of the Prime Minister's Policy Unit, with the rank of Second Permanent Secretary, from 1990-1995 and served as a non-executive director of The Peninsular and Oriental Steam Navigation Company ("P&O") between 1999 and October 2000.

         A. KIRK LANTERMAN, age 72, has been a director of Carnival Corporation since April 1992 and a director of Carnival plc since April 2003. He has been Chairman of the Board and Chief Executive Officer of Holland America Line Inc. ("HAL"), a subsidiary of Carnival plc, since November 2003. From August 1999 to November 2003, he was Chairman of the Board, President and Chief Executive Officer of HAL. From March 1997 to August 1999, he was Chairman of the Board and Chief Executive Officer of HAL. From December 1989 to March 1997, he was President and Chief Executive Officer of HAL. From 1983 to 1989, he was President and Chief Operating Officer of HAL. From 1979 to 1983 he was President of Westours, Inc., which merged with Holland America Line in 1983.

         MODESTO A. MAIDIQUE, age 64, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He has been President of Florida International University ("FIU") since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University. Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Gerome Therapeutics Collaborative Research, Inc., a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of Ivax Corporation and National Semiconductor, Inc.

         JOHN P. MCNULTY, age 51, has been a director of Carnival Corporation and Carnival plc since June 25, 2003. From July 1998 through July 7, 2001, Mr. McNulty was a Member of the Management Committee, Head of the Investment Management Division, and Partner, Managing Director of Goldman Sachs & Co., whose principal business is financial services. From July 7, 2001 he has been retired from Goldman Sachs.

         SIR JOHN PARKER, age 62, has been a director of Carnival Corporation since April 2003 and a non-executive director of Carnival plc since October 2000. He was Deputy Chairman of Carnival plc from September 2002 to April 2003. He is the non-executive Chairman of National Grid Transco plc and RMC Group plc. He was formerly a non-executive director of Brambles Industries plc, Chairman of Babcock International Group plc and a President of the Royal Institution of Naval Architects. Sir John Parker has been a member of the General Committee of Lloyds Register of Shipping since 1983 and Chairman of its Technical Committee from 1993 until 2002.

         PETER RATCLIFFE, age 56, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Carnival plc's Chief Executive Officer until April 2003. He is now Chief Executive Officer of P&O Princess Cruises International Limited, a subsidiary of Carnival plc. He was previously an executive director of P&O and head of its cruise division, having served as President of Princess Cruises since 1993 and its Chief Operating Officer since 1989. His early career was spent with P&O Containers Limited in London and Sydney.

         STUART SUBOTNICK, age 62, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company since July 1986. He was a director of Metromedia Inc., a predecessor company, from 1982 and its Executive Vice President from 1986. Prior to 1986, Mr. Subotnick was Senior Vice President-Finance of Metromedia Inc. from October 1983 and a member of the Office of the President from 1982. He is a director of Big City Radio Inc., Abovenet Inc. (formerly Metromedia Fiber Networks Inc.) and Metromedia International Group, Inc.

         UZI ZUCKER, age 68, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Zucker joined Bear, Stearns & Co. in 1967, became a General Partner in 1982, a Senior Managing Partner in 1986 and retired in December 2002.


                      PROPOSALS 2 & 3 (RESOLUTIONS 15 & 16)
           RE-APPOINTMENT OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                            FOR CARNIVAL CORPORATION

         The audit committee of the board of directors of Carnival plc has selected PricewaterhouseCoopers LLP as Carnival plc's independent auditors for the year ending November 30, 2004, subject to approval of our shareholders. The audit committee of the board of directors of Carnival Corporation has selected PricewaterhouseCoopers LLP as Carnival Corporation's independent certified public accountants for the year ending November 30, 2004, subject to approval of our shareholders. A representative of PricewaterhouseCoopers LLP will be present at the annual meetings and will have an opportunity to make a statement if he or she desires to do so. The PricewaterhouseCoopers LLP representative is expected to respond to appropriate questions from shareholders.

         This resolution would appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which accounts are laid. It is a requirement of section 385(2) of the Companies Act 1985 (the "UK Companies Act") that Carnival plc appoint its independent auditors at a general meeting at which accounts are laid. You are also being asked to authorize the audit committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

         Although ratification by our shareholders of the appointment of independent certified public accountants for Carnival Corporation is not legally required, our boards of directors believe that such action is desirable. If our shareholders do not approve Proposal 2, the audit committees will consider the selection of another accounting firm for 2004 and future years.

         THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS CARNIVAL PLC'S INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR, THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS CARNIVAL CORPORATION'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR AND THE AUTHORIZATION OF THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE THE REMUNERATION OF PRICEWATERHOUSECOOPERS LLP.


                           PROPOSAL 4 (RESOLUTION 17)
                RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

         The directors of Carnival plc are required by the UK Companies Act to present the financial statements, the directors' report and the auditors' report relating to those accounts to their shareholders. Accordingly, the directors of Carnival plc lay before the annual meetings the Carnival plc accounts and the reports of the directors and auditors for the financial period ended November 30, 2003, which have been approved by and signed on behalf of Carnival plc's board of directors and will be delivered to Companies

House in the UK following the annual meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory directors report and the summary financial statement for the financial period ended November 30, 2003, together with the auditors' report, is attached to this proxy statement as Annex A. The full accounts and reports of Carnival plc will be available for inspection prior to and during the annual meetings.

         Only Carnival plc is subject to these rules and, accordingly, no action is required in respect of the Carnival Corporation & plc consolidated financial statements.

         THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE RECEIPT OF THE ACCOUNTS AND REPORTS OF CARNIVAL PLC FOR THE FINANCIAL PERIOD ENDED NOVEMBER 30, 2003.


                           PROPOSAL 5 (RESOLUTION 18)
                   APPROVAL OF DIRECTORS' REMUNERATION REPORT

         The UK Directors' Remuneration Report Regulations 2002 (the "Regulations") require companies listed on the Official List of the UK Listing Authority to prepare a directors' remuneration report, which must be put to a shareholder vote. Shareholders are voting to approve adoption of the Directors' Remuneration Report. UK law does not require shareholder approval of the substance and content of the Directors' Remuneration Report. Accordingly, disapproval of the Directors' Remuneration Report will not require us to amend the report although under applicable UK guidelines the boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and schemes.

         The Directors' Remuneration Report sets out the board's remuneration policy for the next and subsequent financial years and other details required by the Regulations, the Combined Code appended to the Listing Rules of the UK Listing Authority (the "UK Combined Code") and the Association of British Insurers Guidelines 2003.

         No action is required in respect of the Report of the Compensation Committees of Carnival Corporation and Carnival plc included in this proxy statement as it is responsive to the rules of the U.S. Securities and Exchange Commission.

         THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF THE CARNIVAL PLC DIRECTORS' REMUNERATION REPORT.


                     PROPOSALS 6 & 7 (RESOLUTIONS 19 & 20)
        APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES
          AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC

         At the last Carnival plc annual general meeting, the shareholders of Carnival plc approved appropriate limits on the authority and power granted to directors by Carnival plc's articles of association to allot ordinary shares of Carnival plc and to allot shares for cash without making a pre-emptive offer to existing shareholders. These prior authorizations lapse at the upcoming annual general meeting.

         Under Article 30 of Carnival plc's articles of association, the directors have, for a "prescribed period," unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the "section 80 amount." The prescribed period and the section 80 amount are approved by shareholders passing an ordinary resolution. By passing an ordinary resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, up to an amount of shares having an aggregate nominal value equal to the section 80 amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

         Under Article 31, the directors have, for the same prescribed period, power to allot ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the "section 89 amount." The section 89 amount is approved by shareholders passing a special resolution. By passing a special resolution, shareholders are authorizing the board of Carnival plc to issue, during the same prescribed period, an amount of shares having an aggregate nominal value equal to the section 89 amount, for cash without first offering them to existing shareholders of Carnival plc.

         Carnival Corporation's articles of incorporation do not contain provisions similar to Articles 30 and 31 of Carnival plc's articles of association and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of Carnival Corporation's authority to allot shares or to disapply pre-emption rights.

         In common with many UK companies, resolutions to renew the prescribed period and re-establish the section 80 amount and the section 89 amount are normally proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Resolution 19 (an ordinary resolution) and Resolution 20 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next annual general meeting.

         Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the section 80 amount to be limited to the lesser of (a) the authorized but unissued ordinary share capital and (b) one-third of the issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on February 23, 2004, the maximum section 80 amount is U.S.$[25,000,452], which is the nominal value of the authorized but unissued ordinary share capital of Carnival plc and is equivalent to approximately 7.14% of Carnival plc's issued share capital.

         Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange (the "LSE") to monitor the operation of the Guidelines, recommend that a resolution to disapply section 89 of the UK Companies Act should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company's issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on February 23, 2004, the maximum section 89 amount is U.S.$[17,499,977].

         The directors have no commitment or plans to allot additional shares of Carnival plc.

         Carnival plc's authorized share capital is $375 million and (pound)100,002 divided into 225,903,614 ordinary shares of $1.66 each, two subscriber shares, 99,998 preference shares, a special voting share of (pound)1 and an equalization share of (pound)1. As of February 23, 2004, there were [210,843,101] ordinary shares allotted and issued. The proposals you are voting on do not increase the authorized share capital of Carnival plc.

         THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC.

                     BOARD STRUCTURE AND COMMITTEE MEETINGS

BOARD MEETINGS

         During the year ended November 30, 2003, the board of directors of Carnival Corporation held a total of seven meetings, three of which were on or after April 17, 2003 (the date the DLC structure was implemented) and the board of directors of Carnival plc held a total of eight meetings, three of which were on or after April 17, 2003. Effective April 17, 2003, the boards were reconstituted to reflect the DLC structure.

         During the year ended November 30, 2003, each Carnival Corporation director attended either telephonically or in person at least 75% of all Carnival Corporation board of directors and applicable committee meetings. Since April 17, 2003, each Carnival plc director attended either telephonically or in person at least 75% of all Carnival plc board of directors and applicable committee meetings.

         Our corporate governance guidelines provide that our non-management directors will meet in executive session at least quarterly. Our non-management directors (all of whom satisfy the independence requirements of the New York Stock Exchange currently in effect, as discussed below), acting in executive session, elected Stuart Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick will also act as the senior independent director under the UK Combined Code.

         All board members are expected to attend our annual meetings of shareholders. At the 2003 annual meetings, all of the current board members of each company were in attendance.

BOARD COMMITTEES

         The board of directors of each of Carnival Corporation and Carnival plc has established standing Audit, Nominating & Governance, Compensation and Executive Committees, which are comprised of the same directors for each company. A majority of the directors of each company and all of the members of the Audit Committee, Nominating & Governance Committee and Compensation Committee of each company are independent (as defined by the listing standards of the NYSE currently in effect and the UK Combined Code).

         The membership and function of each committee is described below and a copy of the charter of each of the Audit, Nominating & Governance and Compensation Committees is available on either of our websites, www.carnivalcorp.com or www.carnivalplc.com. Our Audit Committee charter, which we revised on January 19, 2004, is also attached as Annex C to this proxy statement. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the boards to reflect evolving best practices.

         Additional information with respect to Carnival plc's corporate governance practices during the 2003 financial period is included in the Carnival plc Corporate Governance Report attached as Annex D to this proxy statement.

                                                                          NUMBER OF MEETINGS/       NUMBER OF MEETINGS/
                                                                          CONSENT ACTIONS IN       CONSENT ACTIONS SINCE
NAME OF COMMITTEE AND MEMBERS     FUNCTIONS OF THE COMMITTEE                   FISCAL 2003            APRIL 17, 2003
--------------------------------------------------------------------------------------------------------------------------
EXECUTIVE:
     Micky Arison,                o    Exercises the authority of                   31                      14
     Chair                             the full board of directors
     Howard S. Frank                   in between board meetings
     Uzi Zucker

AUDIT:                            o    Inspects the work and                        11                       6
     Stuart Subotnick,                 written reports of our
     Chair                             internal audit department
     Richard G. Capen, Jr.
     Arnold W. Donald             o    Reviews submissions from
     Sir John Parker                   independent auditors

                                  o    Selects independent auditors
                                       and approves audit and non-
                                       audit fee services

                                  o    Assists board oversight of:

                                       --    the integrity of our
                                             financial statements;
                                       --    our compliance with
                                             legal and regulatory
                                             requirements;
                                       --    the independent
                                             auditor's
                                             qualifications and
                                             independence; and
                                       --    the performance of
                                             the internal audit
                                             function and the
                                             independent auditors

                                  o    Prepares the annual report
                                       of the audit committee to
                                       be included in our proxy
                                       statement

NOMINATING &                      o    Develops and recommends to                    2                       2
     GOVERNANCE:                       the boards Corporate Governance
     Uzi Zucker, Chair                 Guidelines reflecting the
     Baroness Hogg                     requirements applicable
     Stuart Subotnick                  to companies listed for
                                       trading on the NYSE and
                                       the LSE

                                  o    Identifies individuals
                                       qualified to become board
                                       members

                                                                          NUMBER OF MEETINGS/       NUMBER OF MEETINGS/
                                                                          CONSENT ACTIONS IN       CONSENT ACTIONS SINCE
NAME OF COMMITTEE AND MEMBERS     FUNCTIONS OF THE COMMITTEE                   FISCAL 2003            APRIL 17, 2003
--------------------------------------------------------------------------------------------------------------------------
                                  o    Recommends to the boards the
                                       director nominees for the next
                                       annual meetings of shareholders

                                  o    Recommends to the boards
                                       director nominees for each
                                       committee

                                  o    Assists the boards with such
                                       other matters as may be set
                                       forth in its charter from time
                                       to time.

COMPENSATION:                     o    Discharges the board's                        4                       4
     Modesto A.                        responsibilities relating
     Maidique,                         to the compensation of
     Chair                             independent directors and
     John P. McNulty                   executive officers
     Sir John Parker
                                  o    Administers stock incentive
                                       plans

                                  o    Makes grants of stock
                                       and option awards

                                  o    Prepares the annual report on
                                       executive compensation to be
                                       included in our proxy statement

                                  o    Makes recommendations to the
                                       board with respect to incentive
                                       compensation and equity-based
                                       plans

CORPORATE GOVERNANCE GUIDELINES

         Upon the advice and recommendation of the Carnival Corporation Nominating & Governance Committee, the Carnival Corporation board adopted Corporate Governance Guidelines on January 7, 2003. These guidelines, now applicable to the board of Carnival plc as well, were amended on June 25, 2003 and, as discussed below, on January 20, 2004. These guidelines address various governance issues and principles, including director qualifications and responsibilities, access to management personnel, director compensation, director orientation and continuing education and annual performance evaluations of the boards and directors. The NYSE recently adopted rules that require listed companies to adopt governance guidelines covering certain matters. We have reviewed our Corporate Governance Guidelines and believe they comply with the NYSE rules and the UK Combined Code. Our Corporate Governance Guidelines are posted on our websites at www.carnivalcorp.com and www.carnivalplc.com.

NOMINATIONS OF DIRECTORS

         Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Nominating & Governance Committee. As the DLC structure requires that there be identical boards of directors, the Committees make one set of determinations in relation to both companies.

         The Nominating & Governance Committees actively seek individuals qualified to become board members and recommend to the boards the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders.

         When evaluating prospective candidates for director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors, as it deems appropriate, including:

         o        the candidate's judgment;

         o        the candidate's skill;

         o        diversity considerations;

         o the candidate's experience with businesses and other organizations of comparable size;

         o the interplay of the candidate's experience with the experience of other board members; and

         o the extent to which the candidate would be a desirable addition to the boards and any committees of the boards.

         The Nominating & Governance Committees will also use their best efforts to seek to ensure that the composition of the boards at all times adheres to the independence requirements applicable to companies listed for trading on the NYSE and the LSE. The Nominating & Governance Committees may consider candidates proposed by management, but is not required to do so. Other than the foregoing, there are no stated minimum criteria for director nominees.

         The Nominating & Governance Committees identify nominees by first evaluating the current members of the boards willing to continue in service. Current members of the boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the boards with that of obtaining a new perspective. If any member of the boards does not wish to continue in service or if the Nominating & Governance Committees or the boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance

Committees. The Nominating and Governance Committees intend to engage a third party search firm to identify or evaluate or assist in identifying potential nominees.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

         The Nominating & Governance Committees will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2005 annual meetings, a shareholder must submit its recommendation in writing to the attention of our Secretary at our headquarters not later than November 7, 2004. Any such recommendation must include:

         o        the name and address of the candidate;

         o a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

         o the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

         Once we receive the recommendation, we will deliver to the candidate a questionnaire that requests additional information about the candidate's independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Committees.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARDS

         At the meeting of the boards on January 20, 2004, Carnival Corporation and Carnival plc, upon the approval of the independent directors, amended the Corporate Governance Guidelines to formalize procedures to facilitate communications to the boards from shareholders. Shareholders who wish to communicate with the boards should address their communications to the attention of the Secretary of Carnival Corporation at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

         On January 21, 1997, Carnival Corporation adopted a Code of Business Conduct and Ethics, which Carnival Corporation has amended periodically to remain in line with best practices. The Code of Business Conduct and Ethics was amended most recently on January 20, 2004 and has been adopted by the board of Carnival plc. The Code of Business Conduct and Ethics applies to all employees of Carnival Corporation & plc and is posted on our websites, www.carnivalcorp.com and www.carnivalplc.com.

                            COMPENSATION OF DIRECTORS

         Our non-employee directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), options to acquire 6,000 shares of Carnival Corporation common stock as further described below and reimbursement for expenses attendant to their board membership. In addition, they receive additional compensation for serving as a member of a board committee, as follows:

                                           RETAINER           ATTENDANCE FEE
                                        --------------      ------------------
                                                              IN         BY
                                        CHAIR    MEMBER     PERSON    TELEPHONE
                                        -----    ------     ------    ---------
Audit Committee........................10,000   $ 5,000    $ 2,500     $ 1,000
All other Committees................... 5,000   $ 2,500    $ 2,000     $ 1,000

         For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries do not receive any compensation for their board activities.

         Non-employee directors receive options under the 2001 Outside Director Stock Option Plan (the "Outside Director Plan"). The Outside Director Plan was adopted by the Carnival Corporation board on February 16, 2001 and approved by Carnival Corporation shareholders on April 17, 2001 to provide additional compensation to non-employee directors. Currently, each non-employee director is granted an option to purchase 6,000 shares of Carnival Corporation common stock annually at the time he or she is elected to the boards of directors by the shareholders or at such other time during the year approved by the boards of directors. The exercise price of each option granted under the Outside Director Plan is equal to the average of the high and the low sales price of a share of common stock on the New York Stock Exchange Composite Tape on the date an option is granted. Options granted under the Outside Director Plan vest and become exercisable in five equal annual installments beginning on the first anniversary of the grant date and expire ten years from the date of grant. The maximum number of shares of common stock which may be made subject to options under the Outside Director Plan is 800,000. The Outside Director Plan expires on January 1, 2011.

         During fiscal 2003, 6,000 options were granted on October 13, 2003 under the Outside Director Plan at an exercise price equal to $34.45 to Messrs. Capen, Donald, Maidique, McNulty, Subotnick and Zucker. Baroness Hogg and Sir John Parker, as UK directors, have elected not to participate in the Outside Director Plan.

CARNIVAL PLC

         Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2003 for non-employee directors is included in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.

                             EXECUTIVE COMPENSATION

         Although Carnival Corporation and Carnival plc are two separate entities with separate officers, our business is run by a single management team. The following table sets forth all compensation awarded to, earned by, or paid to our Chief Executive Officer and our four other most highly compensated executive officers (each of whom are also members of our board of directors) for the year ended November 30, 2003. The compensation information for each of the years ended November 30, 2002 and November 30, 2001 relates to Carnival Corporation only.

                                                     SUMMARY COMPENSATION TABLE
                                                                          LONG TERM COMPENSATION
                                       ANNUAL COMPENSATION                        AWARDS              PAYOUTS
                               ----------------------------------     ----------------------------  -----------
                                                                      RESTRICTED    NUMBER OF
                                                        OTHER ANNUAL    STOCK       SECURITIES
     NAME AND                                           COMPENSATION    AWARDS      UNDERLYING           LTIP          ALL OTHER
PRINCIPAL POSITION     YEAR   SALARY ($)   BONUS ($)      ($)(1)        ($)(2)   OPTIONS(#)(3)(4)    PAYOUTS ($)    COMPENSATION ($)
------------------     ----   ----------   ---------    ------------  ---------- ----------------    -----------    ----------------
Micky Arison           2003   $ 500,000    $1,675,000   $  101,200    $2,654,000       120,000              --               --
  Chairman and CEO     2002     500,000     1,675,000       96,500     1,546,200       120,000              --               --
                       2001     500,000     1,675,000      103,300     1,570,200       120,000              --               --

Howard S. Frank        2003     400,000     1,645,000      198,100     4,913,650       100,000              --               --
   Vice Chairman       2002     400,000     1,645,000       92,000     1,288,500       100,000              --               --
   and COO             2001     400,000     1,645,000       70,700     1,308,500       100,000              --               --
   COO

Robert H. Dickinson    2003     400,000     1,256,200(5)    98,900     5,688,400        80,000              --               --
   President and       2002     400,000     1,304,300(5)    64,500     1,028,000            --              --               --
   CEO of CCL          2001     400,000     1,327,000(5)        --     1,312,800       160,000              --               --

A. Kirk Lanterman      2003     214,000     1,675,900(6)        --            --            --              --         $ 16,000(7)
   Chairman and        2002     214,000     2,425,000(6)        --            --            --              --           15,700(7)
   CEO of HAL          2001     214,000     3,223,000(6)        --            --            --              --           13,600(7)

Peter Ratcliffe(8)     2003     996,833       419,800(9)    57,800       862,150(10)    51,188(11)   3,130,887(12)       12,000(13)
   CEO of P&O
   Princess Cruises
   International Ltd.

----------

(1) Represents the fair market value of personal use of corporate aircraft, private medical insurance and tax return preparation and tax planning services provided by a third party, as well as the dollar value of perquisites and other personal benefits. Unless otherwise indicated, personal benefits for each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's total annual salary and bonus for the years ended November 30, 2003, 2002 and 2001.

(2) Represents the value, based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant. As of November 28, 2003, Messrs. Arison, Frank and Dickinson owned 300,000 shares, 350,000 shares and 360,000 shares of restricted Carnival Corporation common stock, respectively. The restricted shares owned by Messrs. Frank and Dickinson include a special one-time grant in April 2003 of 100,000 restricted shares of Carnival Corporation common stock to Mr. Frank and 160,000 restricted shares of Carnival Corporation common stock to Mr. Dickinson. Neither Mr. Lanterman nor Mr. Ratcliffe owned any shares of restricted Carnival Corporation common stock. At November 28, 2003, based on the closing price of Carnival Corporation common stock on such date of $35.19, such restricted shares of common stock owned by Messrs. Arison, Frank and Dickinson had a value of $10,557,000, $12,316,500, and $12,668,400, respectively. The restricted shares of Carnival Corporation common stock held by such executive officers have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Restricted share grants to Mr. Ratcliffe are discussed in note 10 below.

(3) No stock appreciation rights were granted to any of the named executive officers.

(4) In certain instances, options are granted to executive officers during the subsequent fiscal year in recognition of services rendered during the prior fiscal year.

(5) Represents payments to Mr. Dickinson pursuant to the 1994 Carnival Cruise Lines Key Management Incentive Plan, which allows key management employees of CCL to participate in an incentive award pool based upon the net income of CCL reaching certain predetermined levels.

(6) Represents amounts payable to Mr. Lanterman under an arrangement pursuant to which he receives a bonus based on a specified percentage of the consolidated net income of HAL Antillen N.V., our subsidiary.

(7) Represents amounts paid on behalf of Mr. Lanterman pursuant to the Holland America Line Inc. Profit Sharing Plan (the "Profit Sharing Plan") and the Holland America Line Inc. Employee Savings Plan (the "Savings Plan"). The amounts paid or accrued to Mr. Lanterman under the Profit Sharing Plan in fiscal 2003, 2002 and 2001 were $12,000, $12,000 and $10,200, respectively.
     The employer contributions made on behalf of Mr. Lanterman under the Savings Plan for fiscal 2003, 2002 and 2001 were $4,000, $3,700 and $3,400, respectively. The Profit Sharing Plan and the Savings Plan are generally available to all employees of HAL.

(8) Represents Mr. Ratcliffe's compensation for the fiscal year ended November 30, 2003 (including for the period through April 16, 2003, as Chief Executive Officer of P&O Princess Cruises plc).

(9) Represents cash amounts payable to Mr. Ratcliffe under his employment agreement pursuant to which he receives a bonus contingent upon the net income of certain of specified cruise brands, including Princess, P&O Cruises, Ocean Village, Swan Hellenic P&O Cruises (Australia) and Cunard Line Limited. The cash amount represents 50% of Mr. Ratcliffe's bonus for the period ended November 30, 2003, the other 50% of which will be paid in shares of Carnival plc pursuant to the Deferred Bonus Plan described in note (10) below.

(10) Represents the value of 10,000 shares of restricted Carnival Corporation common stock based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant and the value of share awards in respect of Mr. Ratcliffe's 2003 bonus that we anticipate will be granted to Mr. Ratcliffe in March 2004. As mentioned in note (9) above, pursuant to the terms of the P&O Princess Cruises Deferred Bonus and Co-Investment Matching Plan (the "Deferred Bonus Plan"), 50% of Mr. Ratcliffe's bonus is payable in the form of a conditional right to receive Carnival plc shares after a three-year retention period. As of November 28, 2003, Mr. Ratcliffe held 13,304 share awards under the Deferred Bonus Plan, which were granted in respect of his 2002 bonus and are reflected under "CARNIVAL PLC LONG-TERM INCENTIVE PLANS" below. At November 28, 2003, based on the closing price of Carnival plc ordinary shares on such date of (pound)20.40, such 13,304 restricted shares had a value of (pound)271,402 (or $467,544 based on the November 28, 2003 exchange rate of $1.7227: (pound)1), which shares do not have the right to dividends until the end of the retention period.

(11) Represents options to purchase ordinary shares of Carnival plc granted to Mr. Ratcliffe on April 15, 2003. See "OPTION GRANTS IN LAST FISCAL YEAR."

(12) Represents the value of 128,473 Carnival plc ordinary shares at the April 15, 2003 share price of $24.37 (based on an exchange rate of US$1.5748:(pound)1) acquired by Mr. Ratcliffe on April 15, 2003 through the acceleration resulting from the DLC transaction of LTIP options, LTIP awards, share awards and matching awards, granted to him by P&O Princess Cruises plc in his capacity as Chief Executive Officer of P&O Princess Cruises plc.

(13) Represents employer contributions made on behalf of Mr. Ratcliffe under the P&O Princess Cruises Retirement Savings Plan.

         Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2003 for non-employee (or non-executive) directors is included in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth all stock options granted to our Chief Executive Officer and our four other most highly compensated executive officers during fiscal 2003.

                                                          INDIVIDUAL GRANTS
                           -------------------------------------------------------------------------------------
                              NUMBER OF         PERCENT OF
                             SECURITIES       TOTAL OPTIONS
                             UNDERLYING         GRANTED TO       EXERCISE OR                         GRANT DATE
                           OPTIONS GRANTED     EMPLOYEES IN       BASE PRICE      EXPIRATION          PRESENT
NAME                          (#)(1)(2)      FISCAL YEAR (3)      ($/SH)(4)          DATE           VALUE ($)(5)
---------------------      ---------------   ---------------     -----------      ----------        ------------
Micky Arison                   120,000(6)          2.24%            $27.875       12/02/2012        $1,484,400
                               120,000             2.24              34.450       10/13/2013         1,870,800

Howard S. Frank                100,000(6)          1.86              27.875       12/02/2012         1,237,000
                               100,000             1.86              34.450       10/13/2013         1,559,000
Robert H. Dickinson             80,000             1.49              34.250       08/01/2013         1,241,600
A. Kirk Lanterman                   --               --                  --               --                --
Peter Ratcliffe                 51,188             1.54               24.37       04/15/2013           563,068

----------

(1) Except in the case of Peter Ratcliffe, represents options granted in respect of Carnival Corporation common stock. In the case of Mr. Ratcliffe, represents stock options granted in respect of Carnival plc ordinary shares. No stock appreciation rights were granted to the executive officers in fiscal 2003.

(2) Except in the case of options granted to Mr. Ratcliffe, the term for each option is ten years and, subject to accelerated vesting upon the death or disability of the option holder, each option is exercisable in amounts equal to twenty percent of the aggregate number of shares underlying the option, on the first through fifth anniversaries of the grant date. The term of each option granted to Mr. Ratcliffe is 10 years and, subject to accelerated vesting upon a general offer or other change of control of Carnival plc, each option is exercisable on and from the third anniversary of the date of grant.

(3) Except in the case of Mr. Ratcliffe, represents the percent of Carnival Corporation options granted. In the case of Mr. Ratcliffe, represents the percent of Carnival plc options granted.

(4) Except in the case of options granted to Mr. Ratcliffe, represents fair market value of Carnival Corporation common stock at date of grant. In the case of Mr. Ratcliffe, represents the middle market quotation of Carnival plc ordinary shares on the date of grant.

(5) In accordance with U.S. Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the Carnival Corporation options set forth in this table at $12.37 per share at December 2, 2002, $15.52 per share at August 1, 2003 and $15.59 per share at October 13, 2003 and the Carnival plc options at $11.00 per share at April 15, 2003. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The Grant Date Present Values presented in the table were determined in part using the following assumptions:

                                                                       CARNIVAL CORPORATION                    CARNIVAL PLC
                                                    -----------------------------------------------------     --------------
                                                    DECEMBER 2, 2002    AUGUST 1, 2003   OCTOBER 13, 2003     APRIL 15, 2003
                                                    ----------------    --------------   ----------------     --------------
       Expected volatility............................    47.55%            49.42%           49.57%              48.2%
       Risk-free interest rate........................     3.60%             3.46%            3.41%               3.63%
       Expected dividend yield........................     1.27%             1.30%            1.32%               1.30%
       Expected option life...........................   6 years           6 years          6 years             6 years

         The real value of the options in this table depends upon the actual performance of Carnival Corporation common stock and the Carnival plc ordinary shares during the applicable period and upon when they are exercised. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation".

(6) Granted in December 2002 for services performed in fiscal 2002.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

         The following table provides information on the values of the exercised and unexercised options held by our Chief Executive Officer and our four other most highly compensated executive officers at November 30, 2003.

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING                   VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                         FISCAL YEAR END(#)               FISCAL YEAR END ($)
                        SHARES                       ---------------------------     -----------------------------
                      ACQUIRED ON      VALUE
                     EXERCISE(#)(1)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                     --------------   ------------   -----------   -------------    -----------     -------------
Micky Arison                     --           --       432,000         528,000      $2,176,050      $2,649,600(2)
Howard S. Frank             400,000   $8,420,000       360,000         440,000       1,813,375       2,208,000(2)
Robert H. Dickinson              --           --       355,200         268,800       2,546,700       2,073,600(2)
A. Kirk Lanterman                --           --            --              --              --                 --
Peter Ratcliffe             147,254    2,134,495             0          51,188               0         553,854(3)

----------
(1) Except in the case of Peter Ratcliffe, represents options granted in respect of Carnival Corporation common stock. In the case of Mr. Ratcliffe, represents stock options granted in respect of Carnival plc ordinary shares. No stock appreciation rights are held by any of the named executive officers.

(2) The value of the unexercised options is based upon the difference between the exercise price and the average of the high and low market prices of Carnival Corporation common stock on November 28, 2003 of $35.19.

(3) The value of the unexercised options is based upon the difference between the exercise price and the mid-market price of Carnival plc ordinary shares on November 28, 2003 of $35.19 (converted from pounds sterling at an exchange rate of $1.7227:(pound)1).

         Additional information with respect to option values for the directors of Carnival plc for the financial period ended November 30, 2003 is included in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.


                     CARNIVAL PLC LONG-TERM INCENTIVE PLANS

         Set forth below is a table that summarizes the awards made to our Chief Executive Officer and four other most highly compensated executive officers under Carnival plc long-term incentive plans during the year ended November 30, 2003. Carnival Corporation does not have any long-term incentive plans.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------
                       Number of       Performance or
                        shares,         other period
                        units or           until
                         other         maturation or               Estimated future payouts under
       Name            rights (#)          payout                    non-stock price-based plans
-------------------------------------------------------------------------------------------------------------
                                                               Threshold           Target           Maximum
                                                                  (#)               (#)               (#)
-------------------------------------------------------------------------------------------------------------
Micky Arison            --                --                       --                --                --
Howard S. Frank         --                --                       --                --                --
Robert H.               --                --                       --                --                --
  Dickinson
A. Kirk Lanterman       --                --                       --                --                --
Peter Ratcliffe(1)      13,304            3 years                  --              3,326             13,304

----------
(1) During the year ended November 30, 2003, as required by the Deferred Bonus Plan, Peter Ratcliffe invested 50% of his post-tax cash bonus for the 2002 calendar year to acquire share awards held under the Deferred Bonus Plan with the opportunity to earn a matching award of up to 13,304 Carnival plc ordinary shares. The extent to which Mr. Ratcliffe may receive his matching award is based on the growth over the three-year retention period in earnings per share of Carnival Corporation & plc as disclosed in Carnival Corporation & plc's audited financial statements. If Carnival Corporation & plc achieves earnings per share growth of 15% over this period, Mr. Ratcliffe will be entitled to 25% of his matching award, or an additional 3,326 shares. If earnings per share growth is 50%, Mr. Ratcliffe will receive his entire matching award, or an additional 13,304 shares. For growth between 15% and 50%, the extent to which a matching award is exercised is determined on a straight-line basis between these points. Generally, the matching award may only be exercised if the share award and invested shares are retained throughout the retention period.

COMPENSATION AGREEMENTS

EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS

         Carnival Corporation has entered into Executive Long-Term Compensation Agreements (the "Compensation Agreements") with Micky Arison, its Chairman of the board and Chief Executive Officer, Howard S. Frank, its Vice Chairman of the board and Chief Operating Officer, and Robert H. Dickinson, President and Chief Executive Officer of CCL (each an "Officer"). The Compensation Agreements provide that during the term of such Officer's employment, Carnival Corporation will provide long-term compensation (in addition to his annual compensation consisting of a base salary and annual bonus, which in the case of Mr. Dickinson is awarded under the 1994 Carnival Cruise Lines Key Management Incentive Plan) in the form of annual grants to each Officer, contingent upon satisfactory performance, as follows: Mr. Arison, 60,000 restricted shares of common stock and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares of common stock and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares of common stock and 80,000 options to purchase common stock.

         The options vest in five equal annual installments beginning one year from the date of grant and the restricted shares of common stock vest five years from the date of grant. Unvested options and restricted shares of common stock are forfeited if an Officer's employment is terminated for cause, if he engages in competition with Carnival Corporation or if he violates the nondisclosure provisions of the Compensation Agreement.

         In addition, in April 2003, Carnival Corporation entered into agreements with Mr. Frank and Mr. Dickinson to award them a special one-time grant of 100,000 and 160,000 restricted shares of Carnival Corporation common stock.

RETIREMENT AND CONSULTING AGREEMENT

         In 1999 and years prior thereto, Mr. Lanterman deferred receipt of a portion of his annual bonus. In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly installments over the 15 years following his retirement.

EMPLOYMENT AGREEMENT

         On completion of the DLC transaction, Peter Ratcliffe entered into an employment agreement with P&O Princess Cruises International Ltd ("POPCIL") under which he was appointed Chief Executive Officer of POPCIL responsible for the Princess, P&O Cruises, Swan Hellenic, Ocean Village, P&O Cruises (Australia) and Cunard Line Limited brands (the "P&O Princess brands") and other business conducted by POPCIL from time to time. It is anticipated that, effective February 27, 2004, substantially all of the business and assets of POPCIL will be transferred to Carnival plc and Mr. Ratcliffe's employment will automatically transfer with the business on its existing terms and conditions to Carnival plc.

         Mr. Ratcliffe's base salary is $1.1 million with an annual bonus based on a specified percentage of the net income from the P&O Princess brands. Fifty percent of the annual bonus is payable in cash with the remaining fifty percent payable in the form of a conditional right to receive shares in Carnival plc ("share awards") after a retention period of three years pursuant to the terms of the Deferred Bonus Plan. If the share awards are not granted, POPCIL must pay the remaining portion of such bonus in cash. Mr. Ratcliffe is eligible for a match of his share award granted in 2003 in respect of his 2002 bonus up to 100% depending on the earnings per share growth of Carnival Corporation & plc as described under "CARNIVAL PLC LONG-TERM INCENTIVE PLANS". Mr. Ratcliffe will, subject to the recommendation of the trustee of the P&O Princess Cruises Employee Benefit Trust, be entitled to receive share awards in future years in respect of 50% of his annual bonus (subject to the value of the annual bonus share award in any year not exceeding 50% of his base salary) but will not be entitled to matching awards or to contribute any part of his bonus in further share awards.

         Subject to satisfactory performance conditions during the year, Mr. Ratcliffe is entitled to receive annual non-qualified stock options to purchase 50,000 shares of Carnival Corporation common stock pursuant to the terms of the Carnival Corporation 2002 Stock Plan. The options vest in five equal annual installments beginning one year from the date of grant. Unvested options are forfeited if Mr. Ratcliffe's employment is terminated for cause or because he is in material violation of the non-competition, non-disclosure or intellectual property provisions of his employment agreement, or by Mr. Ratcliffe prior to the age of 60 other than a as a result of a terminal medical condition or for good reason as defined in his employment agreement.

         Mr. Ratcliffe is also entitled to certain fringe benefits available to other senior executives as well as participation in the P&O Princess Cruises Pension Scheme and the Princess Cruises Supplemental Executive Retirement Plan.

         If Mr. Ratcliffe's employment agreement is terminated by POPCIL without "Cause" or is terminated by Mr. Ratcliffe with "Good Reason" (as such terms are defined in the employment agreement), Mr. Ratcliffe is entitled to compensation of base salary, a bonus equal to the bonus paid the year prior to termination and certain benefits such as a car, medical insurance and recreational/health club membership fees unless Mr. Ratcliffe becomes eligible for similar benefits from another employer prior to expiration of the 12 month period. If Mr. Ratcliffe's employment is terminated for "Cause," no additional payments are due (other than amounts accrued, but unpaid) as of the date of termination. Termination for reasons other than POPCIL termination for Cause, termination by Mr. Ratcliffe without Good Reason or termination by reason of a material breach of the non-disclosure or intellectual property provisions of the employment agreement, permits Mr. Ratcliffe to retain his share awards and matching awards in the plan for the full retention period, subject to certain exceptions.

         All options granted to Mr. Ratcliffe before December 31, 2002 vested in full on completion of the DLC transaction and became exercisable from that date until the scheduled 10-year expiration date of each set of options. In the event of Mr. Ratcliffe's termination before exercise, the outstanding options lapse on the later of 12 months following termination (but not later than the 10-year expiration date) or 42 months following grant. Further, POPCIL exercised its discretion to allow the options granted to Mr. Ratcliffe on April 15, 2003 to be exercised in full between three years from the date of grant and the 10-year expiration date of the options without reference to any performance targets. In the event of Mr. Ratcliffe's termination before exercise, the outstanding options lapse on the later of 12 months following termination (but not later than the 10-year expiration date) or 42 months following grant.

         Additional long-term compensation information for the directors of Carnival plc for the financial period ended November 30, 2003 is included in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the year ended November 30, 2003, the composition of the Carnival Corporation Compensation Committee changed. Until April 17, 2003, Messrs. Sherwood M. Weiser, Uzi Zucker and Modesto A. Maidique served as members of the Carnival Corporation Compensation Committee. Mr. Weiser resigned from the board of directors of Carnival Corporation and the Compensation Committee on April 17, 2003. Mr. Zucker resigned from the Compensation Committee on April 17, 2003.

         Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Compensation Committee. Effective April 17, 2003, Dr. Maidique was appointed Chairman, and Sir John Parker was appointed as a member, of the Compensation Committee of the board of directors of each of Carnival Corporation and Carnival plc. John P. McNulty was appointed as a member of each of the Compensation Committees on June 25, 2003.

         TRANSACTIONS WITH SHERWOOD M. WEISER. Mr. Weiser is currently a managing member of and owns a membership interest in Continental Hospitality Holdings, LLC ("CHH"). In June 2002, CHH redeemed Carnival Corporation's entire 55% interest in CHH for $1.1 million paid in cash, a $4.3 million interest-bearing promissory note and certain additional contingent consideration. The note is personally guaranteed by Mr. Weiser and certain other owners of CHH. During fiscal 2003, Carnival Corporation received principal and interest payments of approximately $966,000 and $206,000, respectively, under the promissory note.


                            EQUITY COMPENSATION PLANS

         CARNIVAL CORPORATION

         Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival Corporation equity securities are authorized for issuance as of November 30, 2003.

                                                                                           NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                               NUMBER OF SECURITIES TO          WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                             BE ISSUED UPON EXERCISE OF         EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY                    WARRANTS AND RIGHTS           WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
-------------------------    --------------------------        --------------------      -------------------------
                                        (A)                             (B)                         (C)
Equity compensation plans
approved by security holders           15,730,317                    $ 30.58                     34,941,750

Equity compensation plans not
approved by security holders               0                             0                            0
                             --------------------------        --------------------      -------------------------
Total                                  15,730,317                    $ 30.58                     34,941,750


         CARNIVAL PLC

          Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival plc equity securities are authorized for issuance as of November 30, 2003.

                                                                                           NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                               NUMBER OF SECURITIES TO          WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                             BE ISSUED UPON EXERCISE OF         EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY                    WARRANTS AND RIGHTS           WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
-------------------------    --------------------------        --------------------      -------------------------
                                        (A)                             (B)                         (C)
Equity compensation plans
approved by security holders          3,567,662                      $ 21.07                     4,765,104

Equity compensation plans not
approved by security holders             0                               0                            0

                             --------------------------        --------------------      -------------------------
Total                                 3,567,662                      $ 21.07                     4,765,104

----------

(1) Converted from pounds sterling, if applicable, using the exchange rate of $1.7227:(pound)1 on November 28, 2003.

                         DEFINED BENEFIT AND OTHER PLANS

CARNIVAL CORPORATION

         The following table sets forth the combined and estimated pension benefits payable at age 65 (the "Normal Retirement Date"), pursuant to Carnival Corporation's nonqualified pension plan (the "Carnival Corporation Pension Plan") and Supplement Executive Retirement Plan ("SERP").

                                                 YEARS OF SERVICE
                     ---------------------------------------------------------------------------
    PAY                    15            20             25              30               35
----------           ------------   -----------   ------------   --------------   --------------
$1,000,000           $    278,359   $   378,359   $    478,359   $      478,359   $      478,359
$1,250,000           $    353,359   $   478,359   $    603,359   $      603,359   $      603,359
$1,500,000           $    428,359   $   578,359   $    728,359   $      728,359   $      728,359
$1,750,000           $    503,359   $   678,359   $    853,359   $      853,359   $      853,359
$2,000,000           $    578,359   $   778,359   $    978,359   $      978,359   $      978,359
$2,250,000           $    653,359   $   878,359   $  1,103,359   $    1,103,355   $    1,103,355


         A participant's benefits under the Carnival Corporation Pension Plan are calculated based on an employee's length of service with Carnival Corporation and the average of the participant's five highest consecutive years of compensation (including base pay, overtime, bonuses and commissions) out of the last ten years of service. The eligible compensation with respect to the individuals named in the Summary Compensation Table includes base salary and cash bonuses. The Carnival Corporation Pension Plan provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of .5% for each month that distribution of benefits precedes the participant's Normal Retirement Date.

         The normal form of payment is a straight life annuity with benefits ceasing at the later of the death of the participant or five years from the date of first payment. If the employee is married, pension benefits are presumptively payable on a reduced 50% joint and survivor annuity basis with the employee's spouse as the contingent annuitant. If the employee is not married, pension benefits are paid as a lump sum to the participant's beneficiary or estate, as applicable. For retired or terminated employees, other forms of distribution are available under the Carnival Corporation Pension Plan.

         The Carnival Corporation Pension Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

         Carnival Corporation established the SERP to provide benefits to a select group of management or highly compensated employees. Currently, only Robert H. Dickinson and Howard S. Frank are eligible to participate. The SERP provides a benefit equal to 50% of cash compensation (as defined in the SERP) reduced proportionately for each year of service less than 25. Mr. Dickinson and Mr. Frank have already satisfied the 25 year service requirement. The SERP provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of .25% for each month that distribution of benefits precedes the participant's Normal Retirement Date.

The SERP benefit is offset for any benefit payable under the Carnival Corporation Pension Plan and for Social Security benefits. The form of payment is either a lump-sum, life annuity (with either a 5-year or 10-year certain benefit) or a joint and survivor annuity for married participants.

         As of December 31, 2003, the years of credited service under the Carnival Corporation Pension Plan for each of the executive officers named in the Summary Compensation Table, except for A. Kirk Lanterman and Peter Ratcliffe, who are not eligible for participation in the Carnival Corporation Pension Plan, was as follows: Micky Arison, age 54, with 29 credited years of service; Robert H. Dickinson, age 61, 29 years; and Howard S. Frank, age 63, 15 years. In consideration of Mr. Frank's forfeiture of retirement benefits from his prior employer, on April 17, 1995, the Compensation Committee approved an agreement with Mr. Frank whereby Carnival Corporation agreed to compensate Mr. Frank upon his retirement for benefits he would have received under the Carnival Corporation Pension Plan if he had been credited with an additional 13 years of service in addition to the actual years of credited service, reduced by the amounts payable to him under the Carnival Corporation Pension Plan. He is also credited with an additional 13 years of service under the SERP.

         Carnival Corporation has a benefit limitation policy for the Carnival Corporation Pension Plan consistent with Section 415 of the Internal Revenue Code of 1986 (the "Code") applicable only to Micky Arison. The annual compensation covered by the Carnival Corporation Pension Plan for the calendar year 2003 for Micky Arison is limited to $295,404 (as may be indexed) pursuant to Section 401(a)(17) of the Code.

         The following table sets forth the estimated pension benefits payable to Micky Arison at the Normal Retirement Date pursuant to the Carnival Corporation Pension Plan:

                                                 YEARS OF SERVICE
                     --------------------------------------------------------------------------
    PAY                    15            20             25              30               35
----------           ------------   -----------   ------------   -------------     ------------
$295,404             $     64,892   $    86,523   $    108,154   $     129,784     $    129,784


         CARNIVAL PLC

UK PENSION SCHEME

         Pursuant to the P&O Princess Cruises Pension Scheme (the "UK Scheme"), a UK resident defined-benefit scheme approved by the UK Inland Revenue, participants generally accrue pension rights at a rate of up to 1/60th of final salary for each year of service, although the accrual rate varies by employee. Peter Ratcliffe accrues pension rights under the UK Scheme at a rate of up to 1/45th of final salary for years of service after April 1, 1988. He accrues pension rights at a rate of up to 1/60th of final salary for each year prior to April 1, 1988. For this purpose, final salary is defined as the basic salary received in the final 12 months of service less (other than in the case of Mr. Ratcliffe) 1.5 times the threshold for UK National Insurance payments for the applicable year (the "Lower Earnings Limit"). Normal retirement age is 63 for general employees and 60 for sea staff and certain senior executives. In addition, a cash supplement is paid equal to 1/20th of the Lower Earnings Limit for shore employees or 1/8th of the Lower Earnings Limit for sea employees for each year of pensionable service.

         Peter Ratcliffe is our only named executive officer who is eligible for pension benefits from Carnival plc. Mr. Ratcliffe has 33 years of credited service under the UK Scheme. The estimated annual benefits payable upon retirement to Mr. Ratcliffe under the UK Scheme at the normal retirement age of 60 is $802,933 based on unchanged basic salary.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Carnival plc has established the Princess Cruises Supplemental Executive Retirement Plan in the United States (the "Supplemental Plan"). This plan provides benefits to supplement those received from other plans, including the UK Scheme. The overall effect is to provide, on retirement, a pension of 65% of final salary, subject to having completed 15 years' service. For this purpose, final salary is the average basic salary for the five years immediately preceding retirement. Peter Ratcliffe's service in the Supplemental Plan commenced on September 1, 1986, so as his service exceeds 15 years, the maximum pension would be payable on retirement. Normal retirement age is 60. If benefits from the U.K. Scheme exceed those resulting from the Supplemental Plan, no further amounts are payable under the Supplemental Plan.

         Additional information with respect to pension plan arrangements for Carnival plc for the financial period ended November 30, 2003 is included in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.

                      REPORT OF THE COMPENSATION COMMITTEES

         Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Compensation Committee. As there is a single management team, the Committees (which have three identical members), make one set of determinations in relation to both companies.

         This report of the Compensation Committees sets out the compensation policies of the Compensation Committee with respect to the Chief Executive Officer and the four other most highly compensated executive officers for the year ended November 30, 2003, details of whose compensation is set forth under "EXECUTIVE COMPENSATION" in accordance with U.S. Securities and Exchange Commission requirements. Further information on our compensation policies as required under applicable UK law is set out in the Carnival plc Directors' Remuneration Report, which forms a part of the Carnival plc UK Report and UK GAAP Summary Financial Statement, attached as Annex B to this proxy statement.

         The Compensation Committees are responsible for annually recommending to the boards of directors the cash compensation payable to the executive officers named in the Summary Compensation Table and for the administration of the Carnival Corporation and Carnival plc stock-based incentive plans. Compensation decisions by the Compensation Committees are submitted to the relevant boards of directors for approval.

         The Compensation Committee for each of Carnival Corporation and Carnival plc is currently comprised of Dr. Modesto A. Maidique, Mr. John P. McNulty and Sir John Parker, each of whom is independent as defined by the listing standards of the NYSE currently in effect. During a portion of fiscal 2003, the Compensation Committee for Carnival Corporation was comprised of Messrs. Sherwood M. Weiser, Uzi Zucker and Modesto A. Maidique, each of whom was independent as defined by the listing standards of the NYSE.

COMPENSATION PHILOSOPHY

         The key components of the compensation of the Chief Executive Officer and the other executive officers are base salary, annual bonus and stock-based incentives. The objective is to create compensation packages for executive officers that are competitive with compensation payable by comparable peer companies, as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance. The various components of executive compensation are discussed below.

BASE SALARIES

         Overall, the base salaries of executive officers, including the base salary of the Chief Executive Officer, are set at a level the Committees believe to be below the median of salaries paid to executives of comparable peer companies. The objective is to emphasize the variable annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving Carnival Corporation & plc's goals, including profitability.

BONUSES

         The emphasis on the annual discretionary bonus for the Chief Executive Officer and other corporate level executive officers allows Carnival Corporation & plc greater flexibility in rewarding favorable individual and corporate performance than possible under a salary-oriented structure. The annual bonus to Robert Dickinson is based on the financial performance of Carnival Cruise Lines and is determined pursuant to the terms of the 1994 Carnival Cruise Lines Key Management Incentive Plan (the "CCL Plan"). The annual bonus for Mr. Lanterman, Chief Executive Officer of HAL is based on the financial performance of HAL. The annual bonus for Peter Ratcliffe is based on the financial performance of the P&O Princess brands and any other brands for which he is responsible during the financial year.

         Although there is no specific relationship between the bonus for the Chief Executive Officer and the Chief Operating Officer and the performance for the 2003 fiscal year, the Compensation Committees considered generally the individual performance of such executives as well as the financial performance of Carnival Corporation & plc for fiscal 2003 and the shareholder return reflected in the Performance Graphs appearing elsewhere in this proxy statement.

STOCK-BASED INCENTIVES

         The third component of Carnival Corporation & plc's executive compensation is comprised of stock-based incentive plans. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the stock-based plans are intended to provide executives with longer term incentives, which appreciate in value with the continued favorable future performance of Carnival Corporation & plc. The Compensation Committees approve grants of stock options and restricted stock pursuant to the 2002 Stock Plan, the Carnival plc stock option plan and the other stock-based incentive plans described elsewhere in this proxy statement based on the individual performance of the executive officers, oversee the activities of individuals and committees responsible for administering the plan, and discharge any responsibilities of the Committees pursuant to any such plans.

OTHER COMPENSATION

         Carnival Corporation and Carnival plc have entered into various compensation-related agreements with individual officers. See "EXECUTIVE COMPENSATION--EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS" and "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENT." Such agreements include stock compensation agreements and employment agreements. The Committees and the boards of directors will continue to consider such arrangements in the future in connection with circumstances that warrant an individualized compensation arrangement.

         In fiscal 2003, some of Carnival Corporation's executive officers also participated in Carnival Corporation's nonqualified defined benefit pension plan and all were able to participate in Carnival Corporation's nonqualified 401(k)/profit sharing plan. In addition, two of Carnival Corporation's executive officers participated in Carnival Corporation's supplemental executive retirement plan and Peter Ratcliffe participated in the Carnival plc UK Scheme and Supplemental Plan.

REVIEW OF POLICIES

         The Committees have engaged an outside compensation consultant, Watson, Wyatt & Company, to perform a comprehensive review of the compensation policies of Carnival Corporation & plc. This review is expected to be completed in fiscal 2004.

        THE COMPENSATION COMMITTEE               THE COMPENSATION COMMITTEE
          OF CARNIVAL CORPORATION                      OF CARNIVAL PLC
---------------------------------------       ----------------------------------
Modesto A. Maidique, Chairman                 Modesto A. Maidique, Chairman
John P. McNulty                               John P. McNulty
Sir John Parker                               Sir John Parker

                            STOCK PERFORMANCE GRAPHS

CARNIVAL CORPORATION

         The following graph compares the Price Performance of $100 if invested in Carnival Corporation common stock with the Price Performance of $100 if invested in each of the S&P 500 Index and the Dow Jones Industry Group REQ (leisure services and products). The Price Performance, as used in the Performance Graph, is calculated by assuming $100 is invested at the beginning of the period in Carnival Corporation common stock at a price equal to the market value. At the end of each fiscal year the total value of the investment is computed by taking the number of shares owned, assuming Carnival Corporation dividends are reinvested on an annual basis, times the market price of the shares at the end of each fiscal year.


                            CUMULATIVE TOTAL RETURN

                                [GRAPH OMITTED]


                                   1998     1999    2000    2001   2002    2003
                                   ----     ----    ----    ----   ----    ----
Carnival Corporation                100      129      67      79     86     110
Dow Jones Industry Group/REQ        100      110      85      86     92      98
S&P 500 Index                       100      121     116     102     85      98


CARNIVAL PLC

         The following graph compares the Price Performance of $100 invested in Carnival plc American Depositary Shares ("ADSs"), each representing one ordinary share of Carnival plc (prior to April 17, 2003 each ADS represented four ordinary shares of Carnival plc), with the Price Performance of $100 invested in each of the NYSE Market Index, the S&P 500 Index and the Dow Jones Industry Group REQ (leisure services and products). The Price Performance, as used in the Performance Graph, is calculated by assuming $100 was invested in Carnival plc ADSs at a price equal to the market value on October 23, 2000, the date on which Carnival plc ordinary shares and ADSs were originally listed on the LSE and the NYSE, respectively, upon the demerger of the cruise business of The Peninsular and Oriental Steam Navigation Company. Prior to October 23, 2000, there was no public market for Carnival plc equity securities. The total value of the investment at the end of each subsequent fiscal year is computed by taking the number of ADSs owned, assuming Carnival plc dividends are reinvested on an annual basis, times the market price of ADSs at the end of each fiscal year.

         We have decided to change to the S&P 500 Index for the Carnival plc Performance Graph from the NYSE Market Index used last year so that the comparison used for the Carnival plc ADSs is consistent with the comparison used for Carnival Corporation common stock. We use the S&P 500 Index for the Carnival Corporation Performance Graph.


                            CUMULATIVE TOTAL RETURN

                                [GRAPH OMITTED]


                                        OCT. 23,
                                          2000     2000    2001    2002    2003
                                          ----     ----    ----    ----    ----
Carnival plc                               100       88     133     185     257
Dow Jones Industry Group/REQ               100      104     104     110     119
NYSE Market Index                          100       95      88      77      91
S&P 500 Index                              100       92      81      68      78

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


AUDIT AND NON-AUDIT FEES

         PricewaterhouseCoopers LLP were the auditors of Carnival Corporation during 2002 and 2003 and of Carnival plc since April 18, 2003. KPMG Audit plc were the auditors of Carnival plc for 2002 and through April 17, 2003. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended November 30, 2003 and 2002 and by KPMG Audit plc for the period January 1, 2003 through April 17, 2003 and the year ended December 31, 2002 are set forth below.

                                         CARNIVAL        CARNIVAL PLC
                                        CORPORATION     JANUARY 1, 2003      CARNIVAL
                                           & PLC         THROUGH APRIL      CORPORATION         CARNIVAL PLC
                                           2003            17, 2003            2002                2002
                                      (IN MILLIONS)(1)  (IN MILLIONS)(2)  (IN MILLIONS)(3)    (IN MILLIONS)(2)
                                      ----------------  ----------------  ----------------    ----------------
           Audit Fees                       $1.4             $0.1              $0.9                 $1.1
           Audit-Related Fees                0.8              0.8               0.4                  2.6
           Tax Fees                          0.2              0.9               0.2                  3.1
           All Other Fees                    0.1               --               0.8                   --
                                      ----------------  ----------------  ----------------    ----------------
           Total                            $2.5             $1.8              $2.3                 $6.8
                                      ================  ================  ================    ================

(1) Represents fees for professional services rendered by PricewaterhouseCoopers LLP for Carnival Corporation & plc. Includes fees for audit and audit related services for Carnival Corporation & plc for the period April 18, 2003 through November 30, 2003.

(2) Represents fees for professional services rendered by KPMG Audit plc for Carnival plc.

(3) Represents fees for professional services rendered by PricewaterhouseCoopers LLP for Carnival Corporation.

         AUDIT FEES for PricewaterhouseCoopers LLP for 2003 and 2002 were for professional services rendered for the audits of the consolidated financial statements of Carnival Corporation & plc, quarterly review of these consolidated financial statements included in our quarterly reports on Form 10-Q, consents, comfort letters, registration statements, statutory audits relied upon in the audit of Carnival Corporation & plc's consolidated financial statements and other agreed upon procedures required to complete the year end audits of the consolidated financial statements. Audit fees for KPMG Audit plc for the period January 1, 2003 through April 17, 2003 and for 2002 were for professional services rendered for the audits of the consolidated financial statements of Carnival plc, quarterly reviews and a debt compliance certificate.

         AUDIT-RELATED FEES for PricewaterhouseCoopers LLP for 2003 and 2002 were for assurance and related services primarily associated with the DLC transaction with P&O Princess Cruises plc, other due diligence services, statutory audits not relied upon in the audit of Carnival Corporation & plc's consolidated financial statements, employee benefit plan audits and internal control reviews. Audit-related fees for KPMG Audit plc for the period January 1, 2003 through April 17, 2003 and for 2002 were primarily for services related to the DLC transaction.

         TAX FEES for PricewaterhouseCoopers LLP for 2003 and 2002 were for services related to tax compliance and tax planning. Tax fees for KPMG Audit plc for the periods from January 1, 2003 through April 17, 2003 and for 2002 were primarily related to the DLC transactions and tax planning.

          ALL OTHER FEES for PricewaterhouseCoopers LLP for 2003 were primarily for actuarial services and employee benefit plan consulting and Immigration and Naturalization Service certifications. All other fees for PricewaterhouseCoopers LLP for 2002 consist primarily of fees for Carnival Corporation's corporate procurement system, actuarial services and employee benefit plan consulting.

         None of the services described above were provided under the DE MINIMIS exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent auditor. The Key Policies and Procedures require that all services to be provided by the independent auditors must be approved by the Audit Committees. To facilitate smaller projects that may arise between scheduled meetings of the Audit Committees, the Committees have pre-approved the provision of certain defined services by the independent auditors, subject to an annual threshold of $100,000. For both types of pre-approval, the Audit Committees consider whether such services are consistent with the rules of the U.S. Securities and Exchange Commission on auditor independence.

                         REPORT OF THE AUDIT COMMITTEES

         Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Audit Committee. In accordance with their charter (a copy of which is attached as Annex C to this proxy statement), each Audit Committee assists the relevant board of directors in carrying out its oversight of:

         o        the integrity of the relevant financial statements;

         o the company's compliance with legal and regulatory requirements;

         o        the independent auditors' qualifications and independence; and

         o the performance of the company's internal audit functions and independent auditors.

         Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the NYSE and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Combined Code. The two Audit Committees have identical members and each currently consists of four independent (as defined by the listing standards of the NYSE currently in effect and the UK Combined Code), non-employee directors.

         Management has primary responsibility for Carnival Corporation & plc's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc's independent auditors are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditors, as well as reviewing the group's systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

         The Audit Committees (i) reviewed and discussed Carnival Corporation & plc's audited financial statements for the year ended November 30, 2003 with Carnival Corporation & plc's management and with Carnival Corporation & plc's independent auditors; (ii) discussed with Carnival Corporation & plc's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from Carnival Corporation & plc's independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with Carnival Corporation & plc's independent auditors the independent auditor's independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors. Based on the reviews and discussions described above, the Audit Committees recommended to the boards of directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc's Annual Report on Form 10-K for the year ended November 30, 2003 for filing with the U.S. Securities and Exchange Commission.

        THE AUDIT COMMITTEE OF                    THE AUDIT COMMITTEE OF
         CARNIVAL CORPORATION                        OF CARNIVAL PLC
      ---------------------------------         --------------------------------
      Stuart Subotnick, Chairman                Stuart Subotnick, Chairman
      Richard G. Capen, Jr.                     Richard G. Capen, Jr.
      Arnold W. Donald                          Arnold W. Donald
      Sir John Parker                           Sir John Parker

                    TRANSACTIONS OF MANAGEMENT AND DIRECTORS

         TRANSACTIONS WITH MICKY ARISON. Mr. Arison, our Chairman and Chief Executive Officer is also the Chairman and Chief Executive Officer and the indirect sole shareholder of Florida Basketball Associates, Inc., the sole general partner of the Miami Heat Limited Partnership ("MHLP"), the majority owner of the Miami Heat, a professional basketball team. Pursuant to a sponsorship agreement between Carnival Corporation and MHLP, Carnival Corporation paid MHLP approximately $318,000 during fiscal 2003 in exchange for various sponsorship, marketing and advertising services and the use of floor level season tickets.

         Carnival Corporation also provided aircraft management services to MHLP. During fiscal 2003, Carnival Corporation received approximately $1.4 million from MHLP as compensation for providing such services and reimbursement of costs. Carnival Corporation ceased providing such aircraft management services to MHLP in 2003.

         From time to time Carnival Corporation charters the aircraft owned by MHLP under an arrangement whereby it pays estimated fair market charter rates. During fiscal 2003, Carnival Corporation incurred $66,000 for charters of this aircraft.

         TRANSACTIONS WITH FUNAIR CORPORATION. Carnival Corporation provided aircraft management services to Funair Corporation ("Funair"), a company beneficially owned by a trust established for the benefit of Shari Arison, a former member of Carnival Corporation's board of directors and Micky Arison's sister. During fiscal 2003, Carnival Corporation received approximately $2.2 million from Funair as compensation for providing such services and reimbursement of costs. Carnival Corporation ceased providing such aircraft management services to Funair in 2003.

         TRANSACTIONS WITH THE TED ARISON FAMILY FOUNDATION USA, INC. Shari Arison is the Chairman of the Board of Trustees and President of the Ted Arison Family Foundation USA, Inc. (the "Foundation"), a charitable foundation established by Carnival Corporation's founder, Ted Arison. Carnival Corporation leases approximately 100 square feet of office space to the Foundation and employs one of its employees. During fiscal 2003, Carnival Corporation received approximately $104,000 from the Foundation for both lease payments and for all costs incurred by Carnival Corporation related to this employee. It is expected that Carnival Corporation will continue these arrangements with the Foundation in the future.

         REGISTRATION RIGHTS. Pursuant to a letter agreement (the "Trust Registration Rights Agreement") dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the "Irrevocable Trust") and the Arison Children's Irrevocable Trust (the "Children's Trust," and together with the Irrevocable Trust, the "Trusts") certain registration rights with respect to the 28,554,056 shares of Carnival Corporation common stock held for investment by the Trusts (the "Shares"). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman of the boards and Chief Executive Officer, and Shari Arison, a former director. Effective December 26, 1991, the Children's Trust was divided into three separate continued trusts, including continued trusts for Micky Arison and Shari Arison.

         Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, underwriting discounts and applicable filing fees.

         Under a registration rights agreement (the "Arison Registration Rights Agreement"), Carnival Corporation granted certain registration rights to Ted Arison with respect to the shares of common stock beneficially owned by him (the "Arison Shares") in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to The 1997 Irrevocable Trust of Micky Arison, the Ted Arison 1992 Irrevocable Trust for Lin No. 2, the Ted Arison 1994 Irrevocable Trust for Shari No. 1 and the Michael Arison 1999 Irrevocable Delaware Trust

(collectively, the "Family Trusts"). The Arison Registration Rights Agreement provides for demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

         TRANSACTIONS WITH CRUISE SPECIALISTS. Janet Olczak Lanterman, the wife of A. Kirk Lanterman, one of our executive officers and a director, is the owner of a travel agency located in Seattle, Washington, named Cruise Specialists. Under the laws of the State of Washington, Ms. Lanterman's ownership interest in Cruise Specialists is her separate property and, accordingly, Mr. Lanterman does not have any ownership interest in the agency. Cruise Specialists sells cruises and other similar products for various travel providers, including us, under arrangements that are common throughout the travel industry, whereby Cruise Specialists receives a commission based on sales generated. In fiscal 2003, Cruise Specialists generated approximately $14.9 million of gross revenues (before commission) for Carnival Corporation & plc. In connection with such revenues, Cruise Specialists received commissions of approximately $2.6 million from Carnival Corporation & plc. Carnival Corporation and Carnival plc believe that the commissions paid to Cruise Specialists are comparable to those paid to other travel agents for comparable services.

         LOAN TO PAMELA C. CONOVER. On July 22, 2002, Carnival Corporation entered into a loan agreement with Pamela C. Conover, President and Chief Operating Officer of Cunard Line Limited. The loan was set up as a line of credit for $250,000. Interest accrued on the loan at the rate of 2.82% per annum. Principal and accrued interest due under the loan were payable upon demand. Ms. Conover repaid the loan in full on June 30, 2003.

         LOAN TO STEIN KRUSE. In February 2002, HAL made a $250,000 advance to Stein Kruse against amounts he was expected to received under the Holland America Line Key Management Incentive Plan during the following five years. In March 2002, when the unpaid balance under the advance was $150,000, HAL agreed that no further deductions would be made from Mr. Kruse's Key Management Incentive Plan awards in respect of this advance. However, if his service with HAL is terminated for any reason prior to November 30, 2004, this $150,000 will be payable in full. If Mr. Kruse remains employed by HAL through November 30, 2004, this $150,000 will be forgiven.

         TRANSACTIONS WITH TRUSTEES. James M. Dubin is the sole shareholder of JMD Delaware, Inc., JMD Protector, Inc. and Balluta Limited, which act either as trustee or protector of certain Arison family trusts. By virtue of being the sole shareholder of JMD Delaware, Inc., JMD Protector Inc., and Balluta Limited, Mr. Dubin may be deemed to own the aggregate of 141,372,330 shares of Carnival Corporation common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin resigned as one of Carnival Corporation's directors on April 17, 2003. He is a partner in the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, which firm serves as counsel to Carnival Corporation & plc, Micky Arison and Shari Arison.

         TRANSACTIONS WITH HORST RAHE. On March 12, 2003, Carnival plc, POPCIL and Deutsche Seereederei GmbH ("DS"), a company wholly owned by Mr. Horst Rahe, a former director of Carnival plc, and his family each signed a letter confirming certain rights and obligations of the parties to the Aida Sale and Purchase Agreement (the "Aida Sale and Purchase Agreement"), dated September 25, 2000, between Carnival plc, POPCIL and DS. Under the letter DS irrevocably exercised its right to give Carnival plc an accelerated notice with respect to an option payment under the Aida Sale and Purchase Agreement conditional on completion of the DLC transaction. Accordingly, following completion of the DLC transaction, Carnival plc paid DS (euro)58,798,566 in respect of the option payment in accordance with the terms of the Aida Sale and Purchase Agreement. Following such payment, the Aida Sale and Purchase Agreement terminated.

         On December 5, 2003, POPCIL sold the A'ROSA river cruise business to Arkona AG, a German-based leisure travel supplier that is controlled by Horst Rahe. The price of the transaction, which included A'ROSA's three 200-passenger riverboats and the A'ROSA trademark, was approximately (euro)63.5 million, including (euro)800,000 payable for the goodwill of the business. The sale is part of POPCIL's strategy to consolidate its German cruise operations. As part of the transaction, POPCIL agreed, through its Seetours operating unit, to provide certain technical support and sales and marketing services to Arkona AG for the AROSA business until the end of 2004.

         OTHER TRANSACTIONS. Certain transactions involving Sherwood M. Weiser are described in "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

         TRANSACTIONS WITH AFFILIATED ENTITIES. Carnival Corporation & plc has adopted a policy of dealing with affiliated entities on an arm's-length basis and Carnival Corporation & plc may not engage in business transactions with any affiliate on terms and conditions less favorable to Carnival Corporation & plc than terms and conditions available at the time for comparable transactions with unaffiliated persons.

                         CHANGE IN INDEPENDENT AUDITORS

         As previously disclosed, on April 17, 2003, KPMG Audit Plc ("KPMG") resigned as the independent auditors for Carnival plc. The report of KPMG on Carnival plc's financial statements for the years ended December 31, 2002 and December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and December 31, 2002 and the subsequent interim period through April 17, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the financial statements for such periods.

         On April 17, 2003, based on a decision to have one audit firm to audit the consolidated financial statements of Carnival Corporation & plc, Carnival plc engaged PricewaterhouseCoopers LLP to serve as its independent auditors for the financial period ended November 30, 2003 and this appointment was approved by Carnival plc shareholders at their annual general meeting on June 23, 2003. The decision to engage PricewaterhouseCoopers LLP was approved by the audit committee of the board of directors of Carnival plc.

         During the years ended December 31, 2001 and 2002 and the subsequent interim period through April 17, 2003, Carnival plc did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Carnival plc's financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

                                                                         ANNEX A


         CARNIVAL PLC UK REPORT AND UK GAAP SUMMARY FINANCIAL STATEMENT
                   (EXCLUDING DIRECTORS' REMUNERATION REPORT)


[to come]

                                                                         ANNEX B


                   CARNIVAL PLC DIRECTORS' REMUNERATION REPORT


[to come]

                                                                         ANNEX C


                              CARNIVAL CORPORATION
                                  CARNIVAL PLC

                             AUDIT COMMITTEE CHARTER
                             -----------------------

         The Audit Committee is a committee of the Board of Directors of each of Carnival Corporation and Carnival plc (the "Companies" and "the Boards"). The purpose of the Audit Committee shall be to (a) assist the Boards of Directors oversight of (i) the integrity of the Companies' financial statements, (ii) the Companies' compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Companies' internal audit functions and independent auditors; and (b) prepare the report that the SEC rules require be included in the Companies' annual proxy statement.

         The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and the United Kingdom Listing Authority. In particular, at least one member shall qualify as a "financial expert" as defined in SEC regulations. The members of the Audit Committee shall be appointed by the Boards on the recommendation of the Nominating and Governance Committee. The duties and responsibilities of a member of the Audit Committee are in addition to duties set out for a member of the Board of Directors.

         In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communications between Financial Management, Management Advisory Services ("MAS"), Environmental Compliance ("EC"), the external auditors, the Audit Committee and the Boards of Directors.

2.       Review and reassess the adequacy of this Charter annually.

3. Appoint, oversee, evaluate the performance of and approve the compensation for the independent auditors annually, and, where appropriate, review and approve the discharge of the external auditors. The Chief Financial Officer ("CFO") will provide the Audit Committee with the independent auditor's fee proposal, for approval, at the October meeting of the Audit Committee. The external auditors are ultimately accountable to the Boards of Directors and the Audit Committee.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Senior Vice President - MAS & Chief Audit Executive ("CAE").

5. Set hiring policies for employees or former employees of the independent auditors.

6. At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by the governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (to assess the auditor's independence) all relationships between the independent auditor and any of the Companies' significant shareholders/affiliates, executive officers and/or directors. The Audit Committee should engage in a dialogue with the independent auditor with respect to any disclosed relationships that may impact the objectivity and independence of the auditor.

7. Establish and monitor policies for pre-approval of the retention and fees of the independent auditors for any statutorily permitted non-audit services.

8. Evaluate together with the Boards the performance of the independent auditor and determine whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

9. Review with management, the Senior Vice President - MAS & CAE, Vice President-EC and the external auditors:

         (a) Significant risks or exposures and assess the steps management has taken to minimize such risks to the Companies.

         (b) The audit scope and plan of Audit Services, EC and external auditors, and the coordination of any audits between them, including the review by the external auditors of the Companies' Quarterly Reports on Form 10-Q prior to the Companies' filing such reports with the Securities and Exchange Commission.

         (c) The coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

         (d) The adequacy of the Companies' internal controls, including financial, operational and compliance controls; risk management systems; and computerized information system controls and security.

         (e)      The adequacy of compliance with Environmental Compliance plan.

         (f) Any significant findings and recommendations of the external auditors, MAS and EC together with management's responses thereto.

10. Review with CFO and the external auditors at the completion of the quarterly and annual examination:

         (a) The Companies' financial statements and related footnotes, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to release to shareholders.

         (b) External auditors' audit of the financial statements and their report thereon.

         (c) Any significant changes required in external auditors' audit plan.

         (d) Any problems, difficulties or disputes with management encountered during the course of the audit and management's response.

         (e) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

         (f)      Any changes in significant accounting principles or FASB's.

         (g) The Companies' critical accounting policies and estimates and unusual transactions.

11.      Consider and review with management and the Senior Vice President - MAS
         & CAE:

         (a) Significant findings during the year and management's responses thereto.

         (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.


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

         (c)      The MAS department budget and staffing.

         (d)      The MAS department charter.

         (e) MAS compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

         (f) Any changes in the annual proposed audit plan with an explanation of deviations.

12. Discuss with CFO earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (which discussions may occur after issuance).

13. Review with the Senior Vice President - MAS & CAE and external auditors the results of the Companies' monitoring compliance with the Companies' code of conduct including disclosure of insider and affiliated party transactions. Review periodically the Companies' policy statements in terms of representing the code of conduct.

14. Review with the General Counsel legal and regulatory matters that may have a material impact on the financial statements, the Companies' compliance policies, and any material inquiries or reports received from regulators or governmental agencies.

15. Periodically meet separately, with the Senior Vice President - MAS & CAE, Vice President - EC, external auditors, and management in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. The Senior Vice President - MAS & CAE, Vice President - EC, and the external auditors should have sufficient opportunity to initiate meetings with the Audit Committee without management present.

16. Report regularly to the Boards of Directors with such recommendations as the Committee may deem appropriate, including any recommendations to ensure the independence of the external auditors.

17. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation or to otherwise carry out its duties.

18. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. Minutes of the Audit Committee shall be submitted to the Boards of Directors.

19. The Committee will perform such other functions and prepare such other reports, as assigned by law or required under applicable stock exchange regulations, the Companies' charter, bylaws, articles of association or the Boards of Directors.

20. Prepare a written report, to be published in the Companies' proxy statement and/or information statement, to the extent required under any applicable securities laws and stock exchange regulations.

21. No member of the Audit Committee may receive any compensation from the Companies other than director's fees.

22. Prepare and review with the Boards of Directors an annual performance evaluation of the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such


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

         manner as the Audit Committee deems appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the committee to make the report.

23. Establish and monitor policies and procedures for (i) the receipt, retention and treatment of complaints received by the Companies regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or other matters.

24. Review with the Board of Directors, at least annually, the adequacy of the Companies' internal controls, including financial, operational and compliance controls; and risk management systems; and computerized information system controls and security.


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

                                                                         ANNEX D


                    CARNIVAL PLC CORPORATE GOVERNANCE REPORT


[to come]




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

                                                                         ANNEX E


                              ENVIRONMENTAL POLICY


         Carnival is an international company providing cruise vacations worldwide. Our core values include preserving the marine environment and in particular the pristine condition of the waters upon which our vessels sail. We are committed to pollution prevention, regulatory compliance and continuous improvement of our environmental management. Our goal is to be the industry leader for environmental excellence. We will achieve this goal by continuously improving our processes to minimize environmental impact and waste.

         Carnival will realize its objectives and commitment to environmentally conscious practices by:

         (a) fostering a corporate culture of environmental compliance that extends to all shoreside and shipboard personnel;

         (b) requiring its operating lines and employees not to impose budgetary constraints when the expenditure of funds is necessary to ensure environmental compliance;

         (c) requiring its operating lines to implement procedures and install equipment that assists in ensuring environmental compliance;

         (d) developing an environmental compliance system that ensures compliance with applicable environmental laws and regulations;

         (e) implementing processes to ensure awareness of and compliance with changing environmental regulations;

         (f) implementing processes to improve onboard equipment, operating procedures and training; and

         (g) improving mechanisms for detecting, correcting and preventing noncompliance.

         To assist in ensuring we are meeting our environmental goals, we have established the Carnival Corporation Environmental Hotline for Carnival Cruise Lines, Costa Cruises, Cunard Line, Holland America Line, Seabourn Cruise Line, Windstar Cruises, Princess, P & O, AIDA, Swan Hellenic, Ocean Village, and P & O Australia.

         The purpose of this service is to provide a mechanism for reporting any concerns you may have regarding environmental practices, policies or events. Environmental Compliance staff will review the messages and address them appropriately.


                              Environmental Hotline
                         (888) 290-5105 (North America)
                           environmental@carnival.com
                           --------------------------


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

                              CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2004

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 2004 or any postponement or adjournment of the annual meeting.

Please mark your vote as indicated in this example:   [X]

A vote "FOR" Proposals 1 through 7 is recommended by the Board of Directors.


1.   To vote for the election of the following nominees:

     Micky Arison, Ambassador Richard G. Capen, Jr., Robert H. Dickinson, Arnold
     W. Donald, Pier Luigi Foschi, Howard S. Frank, Baroness Hogg, A. Kirk Lanterman, Modesto A. Maidique, John P. McNulty, Peter Ratcliffe, Sir John Parker, Stuart Subotnick and Uzi Zucker.

FOR all nominees                                          [_]

WITHHOLD all nominees                                     [_]

WITHHOLD authority to vote for any individual nominees    [_]

     (INSTRUCTION: To WITHHOLD authority to vote any individual nominees, write that nominee's name on the line below.)

__________________________________________________

2. To appoint PricewaterhouseCoopers as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants for Carnival Corporation.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]

3. To authorize the audit committee of Carnival plc to agree the remuneration of the independent auditors.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]

4. To receive the accounts and reports for Carnival plc for the financial period ended November 30, 2003.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]

5.   To approve the directors' remuneration report of Carnival plc.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]

6.   To approve limits on the authority to allot shares by Carnival plc.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]


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

7.   To approve the disapplication of pre-emption rights for Carnival plc.

                FOR               AGAINST               ABSTAIN
                [_]                 [_]                   [_]

8. In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.


I will be attending the annual meeting [_]. Print name below.

______________________________


PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1 through 7.

      Signature_______________________    Signature ___________________________
                  (Please sign exactly as name appears above.)


Dated: _______________________________, 2004
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


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